                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy, Inc.              Case No. 01-1749
      -----------------                       -------
                                     Reporting Period: Fiscal June 2001
                                                       ----------------
                                     (June 3, 2001 to July 7, 2001)
                                     ------------------------------


                            MONTHLY OPERATING REPORT
           File with Court and submit copy to United States Trustee
                       within 20 days after end of month

 Submit copy of report to any official committee appointed in the case.

                                                                                                      Document        Explanation
REQUIRED DOCUMENTS                                                      Form No.                      Attached         Attached
Schedule Of Cash Receipts and Disbursements                               MOR-1                          Yes               No
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)                  Yes               No
     Copies of bank statements                                                                           Yes               No
     Cash disbursements journals                                                                         Yes               No
Statement of Operations                                                   MOR-2                          Yes               No
Balance Sheet                                                             MOR-3                          Yes               No
Status of Postpetition Taxes                                              MOR-4                          Yes               No
    Copies of IRS Form 6123 or payment receipt                                                           No                No
    Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                      MOR-4                          Yes               No
    Listing of aged accounts payable                                                                     Yes               No
Accounts Receivable Reconciliation and Aging                              MOR-5                          Yes               No
Debtor Questionnaire                                                      MOR-5                          Yes               No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                             Date


---------------------------------------
Signature of Joint Debtor                       Date


---------------------------------------
Signature of Authorized Individual*             Date


Robert A. Helpert                         Chief Financial Officer
-----------------                         -----------------------
Printed Name of Authorized Individual     Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Zany Brainy, Inc.      Case No.   01-1749
      -----------------                 -------
                 Debtor      Reporting Period: Fiscal June 2001 (June 3, 2001 to
                                               ---------------------------------
                                               July 7, 2001)
                                               ------------

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                              BANK ACCOUNTS                                    CURRENT MONTH
                                       OPER.          PAYROLL      TAX     OTHER (1)      OTHER (2)        ACTUAL       PROJECTED
CASH BEGINNING OF MONTH           $ (5,739,559.3)  $ (241,422.0)   $ -   $ 1,071,885.0   $ 678,086.0   $ (4,231,010.3)
RECEIPTS
CASH SALES                             407,442.7                           7,779,961.0                    8,187,403.7
ACCOUNTS RECEIVABLE                 16,214,497.0                                                         16,214,497.0
LOANS AND ADVANCES                                                                                                  -
SALE OF ASSETS                                                                                                      -
OTHER (ATTACH LIST)                  7,891,661.0    5,488,176.0                                          13,379,837.0
TRANSFERS (FROM DIP ACCTS)          35,100,000.0                                                         35,100,000.0

    TOTAL  RECEIPTS                 59,613,600.7    5,488,176.0      -     7,779,961.0             -     72,881,737.7

DISBURSEMENTS
NET PAYROLL                             10,416.7    4,301,268.6                                           4,311,685.2
PAYROLL TAXES                                       1,726,839.3                                           1,726,839.3
SALES, USE, & OTHER TAXES            1,271,877.1                                                          1,271,877.1
INVENTORY PURCHASES                 14,280,692.1                                                         14,280,692.1
SECURED/ RENTAL/ LEASES              6,131,967.4                                                          6,131,967.4
INSURANCE                              541,637.6                                                            541,637.6
ADMINISTRATIVE                         849,664.3                                            31,000.3        880,664.6
SELLING                              3,152,664.1                                                          3,152,664.1
OTHER (ATTACH LIST)                  5,569,043.9                           7,891,660.6                   13,460,704.5
                                                                                                                    -
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)            24,221,602.0                                                         24,221,602.0

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                 56,029,565.2    6,028,107.8      -     7,891,660.6      31,000.3     69,980,333.9

NET CASH FLOW                      $ 3,584,035.5   $ (539,931.9)   $ -    $ (111,699.6)  $ (31,000.3)   $ 2,901,403.8
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH               $ (2,155,523.8)   $(781,353.9)   $ -     $ 960,185.4   $ 647,085.7    $(1,329,606.5)
*COMPENSATION TO SOLE PROPERIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               CUMULATIVE FILING TO DATE
                                             ACTUAL               PROJECTED
CASH BEGINNING OF MONTH                   $ 1,664,106.7

RECEIPTS
CASH SALES                                 12,841,347.7
ACCOUNTS RECEIVABLE                        24,404,474.0
LOANS AND ADVANCES                                    -
SALE OF ASSETS                                        -
OTHER (ATTACH LIST)                        17,867,115.0
TRANSFERS (FROM DIP ACCTS)                 46,906,000.0
                                                      -
    TOTAL  RECEIPTS                       102,018,936.7

DISBURSEMENTS
NET PAYROLL                                 6,116,409.2
PAYROLL TAXES                               2,327,709.3
SALES, USE, & OTHER TAXES                   2,518,899.1
INVENTORY PURCHASES                        19,089,079.1
SECURED/ RENTAL/ LEASES                    10,252,751.4
INSURANCE                                     798,440.6
ADMINISTRATIVE                              1,094,319.6
SELLING                                     4,144,328.1
OTHER (ATTACH LIST)                       21,831,044.5
                                                      -
OWNER DRAW *                                          -
TRANSFERS (TO DIP ACCTS)                   36,839,669.0
                                                      -
PROFESSIONAL FEES                                     -
U.S. TRUSTEE QUARTERLY FEES                           -
COURT COSTS                                           -
TOTAL DISBURSEMENTS                       105,012,649.9

NET CASH FLOW                            $ (2,993,713.2)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                        (1,329,606.5)
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                              THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                               $
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                            $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                             $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                   $
                                                                                                                          FORM MOR-1

                                                                                                                              (9/99)


OTHER (1)     represents activity related to store cash
OTHER (2)     represents activity related to cash collateral at Congress Bank

OPERATING
OTHER RECEIPTS
Receipt of cash from stores accounts                              7,891,661.0

OPERATING
OTHER DISCURSEMENTS
Funding of payroll account                                        5,486,176.0
Expense Reimbursement                                                80.867.9

                                                                  5,569,043.9

PAYROLL
OTHER RECEIPTS
Receipt from operating account for payroll                        5,488,176.0

OTHER (1)
OTHER DISBURSEMENTS
Cash receipts funded to operating account                         7,891,661.0

In re Zany Brainy, Inc.
      -----------------
                 Debtor

               Case No. 01-1749
                        -------
               Reporting Period: Fiscal June 2001 (June 3, 2001 to July 7, 2001)
                                 -----------------------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
 A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                              Operating              Payroll                  Tax                   Other
                                          #                     #                      #                      #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                               SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                         Date      Amount      Date       Amount      Date       Amount      Date       Amount







CHECKS OUTSTANDING                          Ck. #     Amount      Ch. #      Amount      Ck. #      Amount      Ck. #      Amount







OTHER





                                                              FORM MOR-1 (CON'T)
                                                        (9/99)

In re Zany Brainy, Inc.                       Case No.   01-1749
      -----------------                                  -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                              (June 3, 2001 to July 7, 2001)

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                      (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                    Cumulative
REVENUES                                                             Month                        Filing to Date
Gross Revenues                                                       $   24,019.6                 $   36,991.1
Less:  Returns and Allowances                                            (1,401.8)                    (2,166.9)
                                                                     -------------                -------------
Net Revenue                                                            $ 22,617.8                 $   34,824.2
COST OF GOODS SOLD
Beginning Inventory                                                     102,114.5                    207,447.8
Add: Purchases                                                           19,083.8                     22,639.8
Add: Cost of Labor                                                            -                            -
Add: Other Costs (attach schedule)                                            -                            -
Less: Ending Inventory                                                  107,858.4                    209,972.9
                                                                     -------------                -------------
Cost of Goods Sold                                                       13,339.9                     20,114.7
                                                                     -------------                -------------
Gross Profit                                                         $    9,277.9                   $ 14,709.5
OPERATING EXPENSES
Advertising                                                               1,101.1                      1,966.3
Auto and Truck Expense                                                        -                            -
Bad Debts                                                                     -                           (1.1)
Contributions                                                                 -                            -
Employee Benefits Programs                                                  534.9                        856.5
Insider Compensation*                                                       136.8                        225.4
Insurance                                                                    62.0                         94.4
Management Fees/Bonuses                                                       -                           73.4
Office Expense                                                                -                           22.3
Pension & Profit-Sharing Plans                                                -                            -
Repairs and Maintenance                                                     194.9                        625.0
Rent and Lease Expense                                                    3,754.5                      5,993.0
Salaries/Commissions/Fees                                                 4,866.0                      7,356.8
Supplies                                                                    316.0                        479.8
Taxes - Payroll                                                             368.1                        585.8
Taxes - Real Estate                                                         481.7                        818.2
Taxes - Other                                                                 9.6                         54.2
Travel and Entertainment                                                    106.4                        179.7
Utilities                                                                   648.7                        987.0
Other (attach schedule)                                                   1,475.4                      2,206.4
                                                                     -------------                -------------
Total Operating Expenses Before Depreciation                             14,056.1                     22,523.1
Depreciation/Depletion/Amortization                                       1,302.1                      2,206.8
                                                                     -------------                -------------
Net Profit (Loss) Before Other Income & Expenses                     $   (6,080.3)                $  (10,020.4)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                -                            -
Interest Expense                                                          1,686.0                      2,571.5
Other Expense (attach schedule)                                           1,130.9                      1,638.9
                                                                     -------------                -------------
Net Profit (Loss) Before Reorganization Items                        $   (8,897.2)                $  (14,230.8)
REORGANIZATION ITEMS
Professional Fees                                                           800.2                      1,683.6
U. S. Trustee Quarterly Fees                                                  -                            -
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)                                                    -                            -
Gain (Loss) from Sale of Equipment                                            -                            -
Other Reorganization Expenses (attach schedule)                               -                            -
                                                                     -------------                -------------
Total Reorganization Expenses                                               800.2                      1,683.6
Income Taxes                                                                  -                            -
                                                                     -------------                -------------
Net Profit (Loss)                                                    $   (9,697.4)                $  (15,914.4)
                                                                     =============                =============

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                                                       Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                       Month                            Filing to Date

Other Costs
Accounting Fees                                                       $ 76.5                               $ 108.9
Armored Car Fees                                                        23.1                                  49.1
Bank Service Charges                                                    37.6                                  65.1
Budget Contingency                                                       -                                     5.2
Company Meetings and Functions                                           2.1                                   3.1
Conferences & Conventions                                                3.3                                  22.4
Consulting Fees                                                          3.9                                  23.3
Credit Card Fees                                                       359.6                                 502.7
Employee Relocation                                                      8.6                                   8.9
Freight/Postage/Shipping                                               376.3                                 681.5
Inventory Fees                                                          34.5                                  58.0
Legal Fees                                                              11.0                                  21.5
Miscellaneous                                                          549.7                                 735.5
Other                                                                    -                                    65.6
Other Professional Fees                                                  1.5                                  23.7
Payroll Processing Fees                                                 16.8                                  28.6
Recruiting                                                               -                                    17.0
Temporary Services                                                       -                                    14.8
Unicap Adjustment/Other                                                (29.8)                               (229.4)
Training                                                                 0.7                                   0.9
                                                                   ----------                            ----------

                                                                   $ 1,475.4                             $ 2,206.4
                                                                   ==========                            ==========
Other Operational Expenses
None


Other Income
None


Other Expenses
Royalty Expense                                                    $ 1,130.9                             $ 1,638.9
                                                                   ----------                            ----------

                                                                   $ 1,130.9                             $ 1,638.9
                                                                   ==========                            ==========
Other Reorganization Expenses
None

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------

      Debtor                                  Reporting Period: Fiscal June 2001
                                              ----------------------------------
                                              (June 3, 2001 to July 7, 2001
                                              -----------------------------

                                  BALANCE SHEET
                                     (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON
                                          ASSETS                     CURRENT REPORTING MONTH            PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                         $   (1,976.7)                  $   1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                    647.1                         407.0
Accounts Receivable (Net)                                                      2,193.2                       2,117.0
Notes Receivable                                                                   -                             -
Inventories                                                                  107,858.4                      98,650.4
Prepaid Expenses                                                               8,088.5                       3,885.0
Professional Retainers                                                             -                             -
Other Current Assets (attach schedule)                                             -                             -
                                                                          -------------                  ------------
TOTAL CURRENT ASSETS                                                      $  116,810.5                   $ 106,735.4
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                     -                             -
Machinery and Equipment                                                       35,600.0                      36,010.7
Furniture, Fixtures and Office Equipment                                      47,570.6                      48,695.2
Leasehold Improvements                                                        37,569.5                      38,014.0
Vehicles
Less Accumulated Depreciation                                                (61,188.7)                    (60,291.0)
                                                                          -------------                  ------------
TOTAL PROPERTY & EQUIPMENT                                                  $ 59,551.4                    $ 62,428.9
OTHER ASSETS
Loans to Insiders*                                                                 -                             -
Other Assets (attach schedule)                                                 2,288.7                       1,391.0
                                                                          -------------                  ------------
TOTAL OTHER ASSETS                                                        $    2,288.7                   $   1,391.0

TOTAL ASSETS                                                              $  178,650.6                   $ 170,555.3
                                                                          =============                  ============


                                                                       BOOK VALUE AT END OF             BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH            PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                               5,556.9                              -
Taxes Payable (refer to FORM MOR-4)                                                5.5                              -
Wages Payable                                                                  1,086.4                              -
Notes Payable                                                                        -                              -
Rent / Leases - Building/Equipment                                                   -                              -
Secured Debt / Adequate Protection Payments                                   54,084.0                              -
Professional Fees                                                                    -                              -
Amounts Due to Insiders*                                                             -                              -
Other Postpetition Liabilities (attach schedule)                               4,538.5                              -
                                                                           ------------                   ------------
TOTAL POSTPETITION LIABILITIES                                             $  65,271.3                    $         -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                   3,893.7                       46,404.0
Priority Debt                                                                        -                          953.0
Unsecured Debt                                                               256,030.1                      253,801.0
                                                                           ------------                   ------------
TOTAL PRE-PETITION LIABILITIES                                             $ 259,923.8                    $ 301,158.0

TOTAL LIABILITIES                                                          $ 325,195.1                    $ 301,158.0
OWNER EQUITY
Capital Stock                                                                    323.1                          323.0
Additional Paid-In Capital                                                   145,336.3                      145,336.3
Partners' Capital Account                                                            -                              -
Owner's Equity Account                                                               -                              -
Retained Earnings - Pre-Petition                                             (96,741.9)                    (101,365.0)
Retained Earnings - Postpetition                                             (15,914.4)                             -
Adjustments to Owner Equity (attach schedule)                               (179,547.6)                    (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                 -                              -
                                                                          -------------                  -------------
NET OWNER EQUITY                                                          $ (146,544.5)                  $ (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                      $  178,650.6                   $ 170,555.3
                                                                          =============                  =============

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                               BOOK VALUE AT END OF                       BOOK VALUE ON
                                       ASSETS                 CURRENT REPORTING MONTH                     PETITION DATE
Other Current Assets
None


Other Assets
Deposits                                                                       $   506.3                      $   292.0
Deferred Financing Costs                                                         1,782.4                        1,099.0
                                                                               ----------                     ----------


              Total Other Assets                                               $ 2,288.7                      $ 1,391.0
                                                                               ==========                     ==========

                                                               BOOK VALUE AT END OF                       BOOK VALUE ON
                            LIABILITIES AND OWNER EQUITY      CURRENT REPORTING MONTH                     PETITION DATE
Other Postpetition Liabilities
Sales tax                                                                    $   1,060.7                    $         -
Restructuring                                                                      800.0                              -
Fees                                                                               351.3                              -
Other                                                                              145.4                              -
Due to Children's Product, Inc.                                                  1,050.2                              -
Due to Children's Development, Inc.                                              1,130.9
                                                                             ------------                   ------------
                                                                             $   4,538.5                    $         -
                                                                             ============                   ============
Adjustments to Owner Equity
Intercompany adjustments to equity for Children's Product, Inc.              $ 179,547.6                    $ 174,897.0
              and Children's Development, Inc.

                                                                             ------------                   ------------
                                                                             $ 179,547.6                    $ 174,897.0
                                                                             ============                   ============
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                              ----------------------------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                          STATUS OF POSTPETITION TAXES
                                     (000s)
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                              Beginning          Amount                                                  Ending
                                                 Tax           Withheld or         Amount        Date     Check No.       Tax
                                              Liability          Accrued            Paid         Paid      or EFT       Liability
Federal
Withholding                                   $     227.2         $   442.6          $ 669.8    Various       EFT       $         -
FICA-Employee                                       144.4             279.6            424.0    Various       EFT                 -
FICA-Employer                                       144.4             279.6            424.0    Various       EFT                 -
Unemployment                                          4.5               7.9             12.4    Various       EFT                 -
Income                                                  -                 -                -                                      -
Other:_________________                                 -                 -                -                                      -
                                              -----------------------------------------------                           ------------
   Total Federal Taxes                        $     520.5        $  1,009.7        $ 1,530.2                            $         -
State and Local
Withholding                                   $      52.3        $    101.6          $ 153.9    Various       EFT               $ -
Sales                                               224.0           1,060.7            224.0                                1,060.7
Excise                                                  -                 -                -                                      -
Unemployment                                         16.2              29.4             45.6    Various       EFT                 -
Real Property                                           -                 -                -                                      -
Personal Property                                       -                 -                -                                      -
                                                                                                                        ------------
Other: NJ Private Disability, NY State
       -------------------------------
   Disability, and OPT.                               2.7               2.8                -                                    5.5
   --------------------
   Total State and Local                      $     295.2        $  1,194.5          $ 423.5                            $   1,066.2
                                              -----------------------------------------------                           ------------
Total Taxes                                   $     815.7        $  2,204.2        $ 1,953.7                            $   1,066.2

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)

Attach aged listing of accounts payable.

                                                                              Number of Days Past Due
                                                   Current        0-30           31-60         61-90         Over 90          Total
Accounts Payable                                  $  4,795.2      $ 761.7          $ -           $ -           $ -       $  5,556.9
Wages Payable                                        1,086.4            -            -             -             -          1,086.4
Taxes Payable                                            2.8          2.7            -             -             -              5.5
Rent/Leases-Building                                       -            -            -             -             -                -
Rent/Leases-Equipment                                      -            -            -             -             -                -
Secured Debt/Adequate Protection Payments           54,084.0            -            -             -             -         54,084.0
Professional Fees                                          -            -            -             -             -                -
Amounts Due to Insiders*                                   -            -            -             -             -                -
Other:  See listing at MOR 3                         4,538.5            -            -             -             -          4,538.5
Other:__________________________                           -            -            -             -             -                -
                                                  ----------------------------------------------------------------------------------

Total Postpetition Debts                          $ 64,506.9      $ 764.4          $ -           $ -           $ -       $ 65,271.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.


*"Insider" is defined in 11 U.S.C. Section 101(31).

In re Zany Brainy, Inc.                                       Case No.   01-1749
      -----------------                                                  -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                              ----------------------------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

Accounts Receivable Reconciliation                                                 Amount
Total Accounts Receivable at the beginning of the reporting period                     $ 2,764.0
+ Amounts billed during the period                                                      15,954.3
- Amounts collected during the period                                                   16,525.1
                                                                                 ----------------
Total Accounts Receivable at the end of the reporting period                           $ 2,193.2
                                                                                 ================

Accounts Receivable Aging                                                    Amount
0 - 30 days old                                                                        $ 1,872.1
31 - 60 days old                                                                            10.9
61 - 90 days old                                                                            14.6
91+ days old                                                                               295.5
                                                                                       ---------
Total Accounts Receivable                                                                2,193.1
Amount considered uncollectible (Bad Debt)                                                    -
                                                                                       ---------
Accounts Receivable (Net)                                                              $ 2,193.1
                                                                                       =========

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                                                         Yes             No
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                                       X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                               X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                              X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                          X

                                                                      FORM MOR-5
                                                                          (9/99)

Zany Brainy, Inc
A/P Summary Report
Aged Accounts Payable by Vendor
June 2001


  Vendor #                 Vendor Name            Amount               Age
  --------                 -----------            ------               ---
2             ALEX                                35,462.82           0-30
4             LITTLE TIKES                       150,291.60           0-30
21            BRIO SCANDITOY                    (228,364.68)          0-30
29            COLORBOK                           (51,321.36)          0-30
32            CLUB EARTH                         (19,561.74)          0-30
33            CREATIVITY FOR                     118,372.03           0-30
35            CURIOSITY KITS,                    121,840.20           0-30
41            DOWLING MAGNETS CORP                15,834.60           0-30
44            EDUCATIONAL INS                     44,317.74           0-30
48            ERTL RACING CHA                     42,424.20           0-30
51            FISHER PRICE                        68,228.88           0-30
52            FRANK SCHAFFER                     (29,881.20)          0-30
55            GREAT AMERICAN                       7,012.68           0-30
65            INSECT LORE PRO                      8,100.00           0-30
66            INTERNATIONAL P                    183,523.59           0-30
75            LEGO SYSTEMS                       210,030.54           0-30
76            LEARNING RESOUR                     49,112.23           0-30
84            MRS GROSSMANS P                         10.61           0-30
91            MARA MI                                342.04           0-30
92            NATURAL SCIENCE                    277,677.76           0-30
112           ROSE ART INDUSTRIES               (152,571.12)          0-30
116           UNCLE MILTON INDUSTRIES,            12,580.80           0-30
117           SUNTEX INTERNAT                    (15,223.00)          0-30
122           SAFARI                              13,733.06           0-30
127           SMALL WORLD                        163,908.72           0-30
128           SANRIO C/O NANC                     94,564.04           0-30
132           SMETHPORT SPECI                     61,939.62           0-30
144           UNIVERSITY GAME                    (19,596.00)          0-30
152           LEARNING CURVE                     841,187.43           0-30
177           IRWIN TOY LTD                       46,080.00           0-30
179           GEOSPACE PRODUCTS CO, IN             7,152.00           0-30
181           PENTECH INTERNA                     (3,554.40)          0-30
186           DORLING KINDERSLEY                 (39,294.13)          0-30
195           GOLDEN PRESS/WE                    (79,210.50)          0-30
202           INGRAM BOOK COM                        213.58           0-30
209           LITTLE BROWN &                         359.95           0-30
223           RANDOM HOUSE, I                   (119,180.39)          0-30
226           SCHOLASTIC, INC                    (81,308.39)          0-30
228           SIMON & SCHUSTER                  (110,313.62)          0-30
237           WORKMAN PUBLISH                    (49,438.53)          0-30
266           VALLEY MEDIA                       291,720.76           0-30
289           BINNEY & SMITH                     209,788.14           0-30
298           K'NEX INDUSTRIE                    (98,307.89)          0-30
306           INTERART                            29,609.02           0-30
394           S WALTER PACKAG                     96,637.40           0-30
418           KLUTZ                               27,946.06           0-30
423           LYRICK STUDIOS,                      9,978.90           0-30
530           PUBLICATIONS IN                     60,393.36           0-30
678           BRIARPATCH INC                      65,037.00           0-30
743           MCGRAW-HILL INC                   (263,469.36)          0-30
947           DARDA INC, USA                     (40,872.42)          0-30
1082          MANHATTAN TOY C                      1,080.00           0-30
1087          WALT DISNEY HOM                    160,246.90           0-30
1219          DO-A-DOT-ART                       (89,214.00)          0-30

1220          MUNCHKIN, INC.                     (45,517.92)          0-30
1245          RHINO RECORDS,                      13,770.00           0-30
1284          PARAMOUNT HOME                       6,730.56           0-30
1291          HAVAS INTERACTI                        451.02           0-30
1398          SCIENTIFIC EXPLORER                 48,391.20           0-30
1572          WILD PLANET                        (67,252.80)          0-30
2099          ELMER'S PRODUCT                     28,790.22           0-30
2290          K&M INTERNATION                     43,270.50           0-30
2407          FRANKLIN SPORTS, INC                19,656.00           0-30
2478          SPORT FUN, INC                     118,422.75           0-30
2538          BOOK CLUB OF AMERICA                17,275.00           0-30
2579          THE MAYA GROUP, INC                 44,400.30           0-30
2590          LEAP FROG, LLC                     281,781.89           0-30
3139          SUMMIT FINANCIA                      3,237.12           0-30
3240          HASBRO GAME GRO                    101,239.80           0-30
3291          THE LEARNING CO                    112,575.00           0-30
3558          SASSY, INC                          40,891.44           0-30
3565          PECOWARE                           (29,601.00)          0-30
3666          INFOGRAMES, INC                    198,200.99           0-30
3715          D&L COMPANY                         40,250.00           0-30
3826          RJ LACHMAN, INC                    125,512.00           0-30
3827          SPIN MASTER TOY                     35,138.24           0-30
4028          ROKENBOK                           (14,974.60)          0-30
4139          HOORAY!                             11,016.00           0-30
4152          AUTUMN PUBLISHI                     60,782.40           0-30
4491          EAST END ACCESS                     79,863.00           0-30
4566          FLYING COLORS                       68,529.00           0-30
4622          POLYCONCEPT USA                     26,665.20           0-30
4625          BUSY KIDS                           38,373.36           0-30
4681          PLAYWELL/HONG K                    114,074.50           0-30
4770          TOY CRAZE INC                      206,566.74           0-30
4771          KID POWER INC                        6,240.00           0-30
4795          TSAAI SHIN ENTE                     20,820.00           0-30
4990          DOUBLE CHIN                         15,582.00           0-30
5831          LEGO MEDIA                         (11,646.67)          0-30
5879          LARAMI LTD                          11,400.00           0-30
5909          RAVENSBURGER                        31,164.80           0-30
5960          MAISTO                             (46,084.02)          0-30
6173          VAST, INC                         (143,693.38)          0-30
6270          NEW BRIGHT                           9,417.60           0-30
6282          IDEA NUOVA                          17,952.00           0-30
6286          WAH HING TOYS D                     39,801.00           0-30
6404          JOUETS BO-JEUX                      92,987.64           0-30
6464          CHICCO USA INC                      18,070.20           0-30
6602          DAZY, INC                           18,432.00           0-30
6638          IPI                                  5,644.80           0-30
6873          P & M PRODUCTS                      32,578.20           0-30
7464          THE THERMOS CO.                     22,686.00           0-30
7516          JAKKS PACIFIC                      286,647.00           0-30
7534          BONNE BELL INC                    (170,449.00)          0-30
7638          NINTENDO OF AME                    422,721.02           0-30
7668          ENESCO GROUP IN                      1,999.20           0-30
8406          JACK OF ALL GAM                    (39,637.35)          0-30
8577          FUN NOODLE INC                      47,250.00           0-30

8696          LANGUAGE LITTLE                     30,854.00           0-30
8812          MAYFAIR ARTIST                      27,432.96           0-30
8849          WINCELL INTERNA                     71,736.00           0-30
8945          CENTIS CONSUMER PRODUCT             (6,919.00)          0-30
8986          DORSON SPORTS INC                   30,000.00           0-30
8991          UPPER DECK COMP                     13,674.96           0-30
9007          CAROLINA PAD                        (1,512.00)          0-30
9015          FEDERAL STREET                     (17,443.84)          0-30
9036          YANOVA INC                         (14,100.00)          0-30
12270         WINDSOR INDUSTRIES INC              12,133.80           0-30
12272         MECCA ELECTRONI                     35,605.00           0-30
12293         NIKKO AMERICA                       75,792.00           0-30
12436         VARIFLEX                            25,481.70           0-30
12445         APR LLC/GOOF BA                        716.76           0-30
12558         GENERAL CREATIO                     57,270.00           0-30
12907         NASH MANUFACTUR                         25.20           0-30
21            BRIO SCANDITOY                      (1,250.00)         31-60
48            ERTL RACING CHA                    (42,298.85)         31-60
51            FISHER PRICE                      (168,157.68)         31-60
65            INSECT LORE PRO                       (396.00)         31-60
66            INTERNATIONAL P                     34,047.60          31-60
75            LEGO SYSTEMS                      (379,652.28)         31-60
80            LIGHTS, CAMERA                       4,518.59          31-60
152           LEARNING CURVE                   1,531,399.01          31-60
202           INGRAM BOOK COM                     90,900.34          31-60
256           ROUNDER KIDS!                        1,004.95          31-60
266           VALLEY MEDIA                         8,284.92          31-60
298           K'NEX INDUSTRIE                    (27,217.12)         31-60
306           INTERART                               448.71          31-60
824           INFOGRAMES, INC                        432.00          31-60
1087          WALT DISNEY HOM                    (29,043.41)         31-60
2407          FRANKLIN SPORTS, INC                (9,342.30)         31-60
2590          LEAP FROG, LLC                      40,559.00          31-60
3240          HASBRO GAME GRO                    (33,796.00)         31-60
3666          INFOGRAMES, INC                        794.91          31-60
4771          KID POWER INC                       17,760.00          31-60
4878          LEGO MINDSTORMS                      4,619.34          31-60
5829          MATTEL INTERACT                        287.88          31-60
5831          LEGO MEDIA                             600.00          31-60
5879          LARAMI LTD                          35,964.00          31-60
6173          VAST, INC                          (38,523.00)         31-60
6873          P & M PRODUCTS                     (26,000.60)         31-60
7474          CRAIG N COMPANY                    (10,000.00)         31-60
7614          MICROWARE DISTR                      1,133.28          31-60
7638          NINTENDO OF AME                      1,824.00          31-60
8406          JACK OF ALL GAM                   (200,522.27)         31-60
8991          UPPER DECK COMP                    (46,985.76)         31-60
12445         APR LLC/GOOF BA                        361.68          31-60

TOTAL                                          5,556,948.96

1

                                               Payroll

Vendor Name                                        Check #                Check Amt       Check Date
-----------                                        -------                ---------       ----------
PR CHECKS ISSUED                                      WIRE             1,456,559.97         6/8/2001
PR CHECKS ISSUED                                                       1,405,151.22        6/22/2001
STANLEY GREENMA                                      165559               10,416.68        6/25/2001
PR CHECKS ISSUED                                                       1,440,560.86         7/6/2001
PR SUPP6-25                                                                4,865.23        6/25/2001
ADP FEES 5/01                                                              8,329.60         7/7/2001
ADP FEES 6/01                                                            (12,538.83)        7/7/2001
MED/DENT REFUND                                                             (240.00)        7/7/2001
DELETED OS PR CHECKS FROM STORES                                          (1,420.18)        7/7/2001

SubTotal                                                               4,311,684.55


                                              Payroll Taxes
Vendor Name                                        Check #                Check Amt       Check Date
-----------                                        -------                ---------       ----------
PR TAX 6-02                                           WIRE               589,003.63         6/8/2001
PR TAX 6/16                                                              564,617.78        6/22/2001
PR TAX 6/30                                                              574,336.47         7/6/2001
PR SUPP6-25 TAX                                                            1,734.99        6/25/2001
TAX ADJ MAY 2001                                                          (2,853.60)        7/7/2001

SubTotal                                                               1,726,839.27


                                               Sales Taxes
Vendor Name                                        Check #                Check Amt       Check Date
-----------                                        -------                ---------       ----------
Sales Tax                                             WIRE                36,539.00         6/7/2001
MISSOURI DEPT OF REVENUE                            164858                 4,331.46        6/12/2001
Sales Tax                                             WIRE                36,539.00        6/15/2001
ALABAMA DEPARTM                                     165238                 4,454.70        6/18/2001
ARIZONA DEPT. O                                     165242                21,703.45        6/18/2001
ARKANSAS DEPT O                                     165243                 3,347.00        6/18/2001
COLORADO DEPT O                                     165254                 8,031.00        6/18/2001
FLORIDA DEPARTM                                     165267                 4,103.33        6/18/2001
KANSAS DEPARTM                                      165281                    69.83        6/18/2001
KENTUCKY STATE                                      165284                10,441.00        6/18/2001
MASSACHUSETTS D                                     165289                19,801.09        6/18/2001
MISSOURI DEPT O                                     165295                   259.49        6/18/2001
NEBRASKA DEPART                                     165299                 2,879.09        6/18/2001
NEBRASKA DEPT O                                     165300                 8,236.41        6/18/2001
NEW JERSEY SALE                                     165302                28,419.82        6/18/2001
NEW YORK STATE                                      165303                21,060.01        6/18/2001
NEW YORK STATE                                      165304                43,457.69        6/18/2001
NORTH CAROLINA                                      165306                   478.32        6/18/2001
OKLAHOMA TAX CO                                     165309                 6,560.12        6/18/2001

2

OKLAHOMA TAX CO                                     165310                 4,695.04         6/18/2001
PHOENIX CITY TR                                     165314                 1,713.67         6/18/2001
RETAILERS' SALE                                     165322                 3,961.55         6/18/2001
SOUTH CAROLINA                                      165327                 6,163.19         6/18/2001
STATE OF MICHIGAN                                   165332                25,637.85         6/18/2001
TENNESSEE DEPAR                                     165335                12,586.00         6/18/2001
TENNESSEE DEPT.                                     165336                 4,315.00         6/18/2001
TREASURER OF ST                                     165342                   791.93         6/18/2001
UTAH STATE TAX                                      165344                 4,679.27         6/18/2001
VIRGINIA DEPT O                                     165346                46,063.19         6/18/2001
MISSOURI DEPT OF REVENUE                            165422                 4,815.02         6/21/2001
NORTH CAROLINA DEPT OF REVENUE                      165424                   293.97         6/21/2001
Sales Tax                                                                 57,092.11         6/18/2001
Sales Tax                                                                563,685.81         6/20/2001
Sales Tax                                                                 18,851.00         6/22/2001
MISSOURI DEPT O                                     165711                 5,042.25         6/29/2001
Sales Tax                                                                 10,792.26         6/25/2001
Sales Tax                                                                182,545.86         6/26/2001
MISSOURI DEPT OF REVENUE                            166145                 5,596.90          7/6/2001
Sales Tax                                                                 18,851.00          7/2/2001
MISSOURI DEPT OF REVENUE                            164129                (4,006.40)        5/24/2001

SubTotal                                                               1,234,878.28


                                                 Other Taxes
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
WHITEHALL TWSHP.TREASURER OF                        164596                 4,013.75          6/4/2001
DELAWARE DIVISION OF REVENUE                        164627                   708.00          6/6/2001
SUZANNE MENSH, CLERK                                164662                   449.50          6/6/2001
ILLINOIS DEPARTMENT OF REVENUE                      164854                13,780.00         6/12/2001
TOWN OF DANVERS ELECTRIC DIVISION                   164876                   437.50         6/12/2001
DEPT OF ASSESSM                                     165184                   100.00         6/15/2001
CITY OF BIRMING                                     165248                 3,385.31         6/18/2001
CITY OF COLORAD                                     165249                 2,210.09         6/18/2001
CITY OF HUNTING                                     165250                    21.01         6/18/2001
CITY OF MESA                                        165251                 1,388.90         6/18/2001
CITY OF PEORIA                                      165252                 1,209.26         6/18/2001
CITY OF SCOTTSD                                     165253                 1,616.47         6/18/2001
NEVADA DEPARTME                                     165301                 3,401.82         6/18/2001
NYC DEPARTMENT                                      165308                    40.00         6/18/2001
RANDY GODEKE, D                                     165319                 1,111.43         6/18/2001
VILLAGE OF BLOOMINGDALE                             165456                   100.00         6/21/2001
CITY OF FREMONT                                     165574                   313.96         6/26/2001
CITY OF RALEIGH                                     165575                   750.00         6/26/2001
CITY-COUNTY TAX COLLECTOR                           165576                 1,849.00         6/26/2001
GWINNETT COUNTY GEORGIA                             165590                    60.50         6/26/2001
BALTIMORE COUNTY,MD                                 165640                    12.00         6/28/2001
DELAWARE DIVISION OF REVENUE                        166142                    40.32          7/6/2001

SubTotal                                                                  36,998.82

3

                                               Merchandise
Vendor Name                                        Check #                Check Amt      Check Date
-----------                                        -------                ---------      ----------
JACK OF ALL GAMES                                   164600                58,944.00          6/4/2001
K'NEX INDUSTRIES, INC                               164601                26,528.38          6/4/2001
INTERNATIONAL PLAYTHINGS, IN                        164602               116,120.39          6/4/2001
ALEX/PANLINE USA, INC                               164603                78,507.90          6/5/2001
BINNEY & SMITH                                      164604                91,738.37          6/5/2001
ERTL RACING CHAMPIONS                               164605                42,424.20          6/5/2001
FISHER-PRICE                                        164606                86,484.00          6/5/2001
FRANKLIN SPORTS, INC                                164607                 9,342.30          6/5/2001
INTERNATIONAL PLAYTHINGS, IN                        164608                22,500.00          6/5/2001
SPORT FUN, INC                                      164609                37,933.50          6/5/2001
BUENA VISTA HOME ENTERTAINME                        164669                30,492.00          6/6/2001
CRAIG N COMPANY                                     164670                10,000.00          6/6/2001
FISHER PRICE                                        164671                49,876.00          6/6/2001
JACK OF ALL GAMES                                   164672               144,395.52          6/6/2001
LEGO SYSTEMS, INC                                   164673                64,252.68          6/6/2001
MAISTO                                              164674                16,207.36          6/6/2001
VAST, INC                                           164676                16,560.00          6/6/2001
ALEX/PANLINE USA, INC                               164677               117,232.13          6/7/2001
BRIO CORPORATION                                    164678                58,493.66          6/7/2001
GOLDEN BOOKS PUBLISHING GROU                        164680                76,499.35          6/7/2001
INTERNATIONAL PLAYTHINGS, IN                        164682                40,492.64          6/7/2001
LEARNING CURVE TOYS, LLC                            164683                19,094.88          6/7/2001
LEGO SYSTEMS, INC                                   164684               183,316.88          6/7/2001
VAST, INC                                           164685                10,846.00          6/7/2001
FRANK SCHAFFER PUBLICATIONS                         164819                55,952.96          6/8/2001
JACK OF ALL GAMES                                   164820                35,364.00          6/8/2001
K'NEX INDUSTRIES, INC                               164821                   688.74          6/8/2001
ROYAL BRUSH MFG                                     164822                34,054.56          6/8/2001
VAST, INC                                           164823                20,776.00          6/8/2001
Wire                                                  WIRE               253,587.19          6/5/2001
Wire                                                  WIRE               246,751.10          6/6/2001
Wire                                                  WIRE               114,273.53          6/7/2001
Wire                                                  WIRE                 4,143.00          6/8/2001
COLORBOK                                            164824                54,896.52         6/11/2001
DO-A-DOT-ART                                        164825                89,214.00         6/11/2001
K'NEX INDUSTRIES, INC                               164826                56,186.00         6/11/2001
LEGO MEDIA INT'L INC                                164827               265,266.00         6/11/2001
P & M PRODUCTS USA                                  164828               188,784.00         6/11/2001
HARPER COLLINS PUBLISHERS                           164829                37,805.60         6/11/2001
SWINGSET PRESS                                      164830                42,636.00         6/11/2001
VAST, INC                                           164832                73,179.84         6/11/2001
ALEX/PANLINE US                                     164885                 2,109.00         6/13/2001
SASSY, INC                                          164887                14,414.76         6/13/2001
ALEX/PANLINE US                                     164888                28,519.38         6/13/2001
BRIO CORPORATIO                                     164889               319,119.80         6/13/2001
DRYBRANCH INC                                       164890                 4,633.20         6/13/2001
MANHATTAN GROUP                                     164891               136,008.00         6/13/2001
MCGRAW-HILL INC                                     164892               119,511.38         6/13/2001
OFF-PRICE INC                                       164893                62,400.00         6/13/2001

4

TY, INC                                             164895               150,042.00         6/13/2001
VALLEY MEDIA, I                                     164896                13,243.00         6/13/2001
ALEX/PANLINE USA, INC                               164984               380,315.36         6/14/2001
BINNEY & SMITH                                      164985               343,726.15         6/14/2001
HASBRO GAME GROUP                                   164986                38,116.00         6/14/2001
LEARNING CURVE TOYS, LLC                            164987               138,945.27         6/14/2001
SPIN MASTER TOYS                                    164988                15,600.00         6/14/2001
BONNE BELL INC                                      165230               170,449.00         6/15/2001
CAROLINA PAD                                        165231                 7,440.00         6/15/2001
CLUB EARTH                                          165232                60,566.64         6/15/2001
Wire                                                  WIRE               383,785.61         6/12/2001
Wire                                                  WIRE               420,406.01         6/13/2001
INTERNATIONAL PLAYTHINGS, INC                       165235                33,204.99         6/18/2001
P & M PRODUCTS USA                                  165236                17,010.00         6/18/2001
TRENTECH                                            165237                73,200.00         6/18/2001
BINARY ARTS                                         165355                38,760.00         6/19/2001
BINNEY & SMITH                                      165356               233,718.23         6/19/2001
DRYBRANCH INC                                       165357                13,186.80         6/19/2001
EMSCO GROUP                                         165358                14,670.00         6/19/2001
FISHER PRICE                                        165359               321,342.48         6/19/2001
FRANK SCHAFFER                                      165360                29,881.20         6/19/2001
LIGHTS, CAMERA                                      165361               189,831.96         6/19/2001
NASH MANUFACTUR                                     165362                 7,597.20         6/19/2001
TY, INC                                             165363                11,070.00         6/19/2001
LEARNING CURVE                                      165364                68,692.19         6/19/2001
BRIO CORPORATION                                    165365                29,509.56         6/20/2001
EAST END ACCESS                                     165366                43,089.00         6/20/2001
FEDERAL STREET PRESS                                165367                24,494.08         6/20/2001
HASBRO GAME GROUP                                   165368                22,218.10         6/20/2001
JACK OF ALL GAMES                                   165369                28,156.48         6/20/2001
LARAMI LTD                                          165371                12,518.03         6/20/2001
LEGO SYSTEMS, INC                                   165373                16,200.00         6/20/2001
OFF-PRICE INC                                       165374                23,760.00         6/20/2001
PECOWARE                                            165375               101,217.00         6/20/2001
SCHOLASTIC, INC                                     165376                16,998.00         6/20/2001
VAST, INC                                           165377                32,816.40         6/20/2001
WIZARDS OF THE COAST                                165378                20,240.48         6/20/2001
BINNEY & SMITH                                      165380               244,467.48         6/21/2001
CREATIVITY FOR KIDS                                 165381                 4,395.38         6/21/2001
JACK OF ALL GAMES                                   165382                17,688.00         6/21/2001
GOLDEN BOOKS PU                                     165459                31,000.00         6/22/2001
HASBRO GAME GRO                                     165460                51,697.23         6/22/2001
JACK OF ALL GAM                                     165461                17,688.00         6/22/2001
LEGO SYSTEMS, I                                     165463               493,211.41         6/22/2001
LIGHTS, CAMERA                                      165464                39,995.52         6/22/2001
RANDOM HOUSE, I                                     165465                36,357.98         6/22/2001
SUNTEX INTERNAT                                     165466                21,515.00         6/22/2001
WORKMAN PUBLISH                                     165467                50,615.00         6/22/2001
KIDS II, INC                                        165468                14,598.96         6/22/2001
SPORT FUN, INC                                      165469                61,674.61         6/22/2001
SWIM WAYS                                           165470                27,140.40         6/22/2001
Wire                                                                     366,940.54         6/18/2001

5


Wire                                                                      62,708.57         6/19/2001
Wire                                                                      51,423.00         6/21/2001
Wire                                                                     779,158.84         6/22/2001
INTERNATIONAL P                                     165551               187,011.55         6/25/2001
KIDS II, INC                                        165552                29,607.48         6/25/2001
JACK OF ALL GAMES                                   165562                17,677.44         6/26/2001
K'NEX INDUSTRIES, INC                               165563               175,186.04         6/26/2001
LEGO SYSTEMS, INC                                   165564                70,476.63         6/26/2001
MUNCHKIN, INC.                                      165565                45,517.92         6/26/2001
OFF-PRICE INC                                       165566                48,240.00         6/26/2001
JACK OF ALL GAM                                     165634                78,318.40         6/27/2001
LEGO SYSTEMS, I                                     165635                 8,800.00         6/27/2001
UNIVERSITY GAME                                     165636                27,600.00         6/27/2001
BINNEY & SMITH                                      165638                57,728.58         6/27/2001
BRIO CORPORATION                                    165668               280,968.08         6/28/2001
CREATIVITY FOR KIDS                                 165669                 9,950.04         6/28/2001
LEGO SYSTEMS, INC                                   165670               174,813.39         6/28/2001
ROSE ART INDUST                                     165674               152,571.12         6/29/2001
RANDOM HOUSE, I                                     165673                 1,593.78         6/29/2001
BINNEY & SMITH                                      165671                18,825.96         6/29/2001
CENTIS CUSTOMER                                     165672                 6,919.00         6/29/2001
Wire                                                                     102,044.43         6/26/2001
Wire                                                                     184,308.65         6/27/2001
Wire                                                                      49,696.41         6/28/2001
Wire                                                                       6,523.90         6/29/2001
ALEX/PANLINE USA, INC                               165749               121,158.09          7/2/2001
BINNEY & SMITH                                      165750                89,607.54          7/2/2001
CLUB EARTH                                          165751                19,561.74          7/2/2001
COLORBOK                                            165752                19,857.72          7/2/2001
DARDA , INC                                         165753                40,872.42          7/2/2001
HARPER COLLINS PUBLISHERS                           165754                64,221.11          7/2/2001
JACK OF ALL GAMES                                   165755                69,798.00          7/2/2001
MCGRAW-HILL INC                                     165756               143,957.98          7/2/2001
SANRIO, INC                                         165757               233,700.41          7/2/2001
YANOVA INC                                          165758                14,100.00          7/2/2001
BRIO CORPORATION                                    165950               189,734.34          7/2/2001
ROSE ART INDUSTRIES                                 165951                12,314.12          7/2/2001
LEARNING CURVE TOYS LLC                             165952               157,504.68          7/2/2001
ACTION PRODUCTS                                     166050                11,426.40          7/3/2001
AUTHENTIC FITNESS CORPORATION                       166051                23,976.00          7/3/2001
CURIOSITY KITS, INC.                                166052                15,843.60          7/3/2001
FIRST ACT INC                                       166053                74,235.78          7/3/2001
HASBRO GAME GROUP                                   166054                56,600.72          7/3/2001
HOBERMAN DESIGNS INC                                166055                80,238.60          7/3/2001
INTERNATIONAL PLAYTHINGS, INC                       166056                16,771.09          7/3/2001
KNOWLEDGE KIDS ENTERPRISES, INC                     166057                32,267.00          7/3/2001
LEARNING RESOURCES, INC                             166058                 1,335.36          7/3/2001
MECCA ELECTRONIC IND. INC                           166059                 6,480.00          7/3/2001
NASH MANUFACTURING                                  166060                26,814.00          7/3/2001
PALMER PAINT PRODUCTS INC                           166061                 8,085.00          7/3/2001
SANRIO, INC                                         166062                 2,313.30          7/3/2001
THE MAYA GROUP, INC                                 166063                73,437.48          7/3/2001

6

VALLEY MEDIA, INC                                   166064                21,025.21          7/3/2001
BRIO CORPORATION                                    166066                30,690.00          7/5/2001
DAZY, INC                                           166067                18,000.00          7/5/2001
JACK OF ALL GAMES                                   166068                55,242.00          7/5/2001
K'NEX INDUSTRIES, INC                               166069                18,789.75          7/5/2001
LEARNING RESOURCES, INC                             166070                 8,858.85          7/5/2001
LEGO SYSTEMS, INC                                   166071                40,500.00          7/5/2001
LIGHTS, CAMERA & INTERACTION                        166072                90,082.56          7/5/2001
MAISTO                                              166073                46,084.02          7/5/2001
NASH MANUFACTURING                                  166074                 2,293.20          7/5/2001
RANDOM HOUSE, INC                                   166075                91,627.29          7/5/2001
ROKENBOK TOY COMPANY                                166076                14,974.60          7/5/2001
SANRIO, INC                                         166077                 1,624.58          7/5/2001
SIMON & SCHUSTER                                    166078               110,313.62          7/5/2001
VARIFLEX                                            166079                27,621.20          7/5/2001
VAST, INC                                           166080                64,438.24          7/5/2001
WILD PLANET                                         166081                67,252.80          7/5/2001
BINARY ARTS                                         166129                33,504.60          7/6/2001
COLEMAN CO.                                         166130                15,582.00          7/6/2001
DAZY, INC                                           166131                 7,776.00          7/6/2001
DK PUBLISHING                                       166132                39,294.13          7/6/2001
EAST END ACCESS                                     166133                79,863.00          7/6/2001
ESTES INDUSTRIES                                    166134                43,712.40          7/6/2001
FISHER PRICE                                        166135                36,792.00          7/6/2001
GEN-X SPORTS                                        166136                15,060.00          7/6/2001
GOLDEN BOOKS PUBLISHING GROUP                       166137                12,450.00          7/6/2001
VAST, INC                                           166138                39,774.50          7/6/2001
WINCELL INTERNATIONAL INC                           166139                14,700.00          7/6/2001
EAST END ACCESS                                     166140                43,089.00          7/6/2001
Wire                                                                      61,049.20          7/2/2001
Wire                                                                      40,457.52          7/5/2001
Wire                                                                     160,728.75          7/6/2001

SubTotal                                                              14,280,692.14


                                                  Rent
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
HUNTERS SQUARE COMPANY LLC                          164740                   487.48          6/8/2001
PAROLE TOWN CENTER ASSOC                            164776                   303.70          6/8/2001
SAMSUNG PDP KALEIDOSCOPE,LLC                        164956                 3,043.14         6/14/2001
#4838 BRAINTREE                                     164989                19,020.50         6/15/2001
AAC- ARBORETUM                                      164990                12,917.21         6/15/2001
AE III, LLC                                         164991                 7,681.26         6/15/2001
AMERISHOP WOODR                                     164992                 7,156.31         6/15/2001
AMUSEMENT-CENTR                                     164993                 5,611.87         6/15/2001
ARROWHEAD PALMS                                     164994                 9,093.81         6/15/2001
BAYER RETAIL CO                                     164996                10,168.70         6/15/2001
BELZ PARK PLACE                                     164997                 8,695.82         6/15/2001
BENDERSON 1985-                                     164998                   278.44         6/15/2001
BEST BUY METRO                                      164999                18,802.63         6/15/2001
BEVERLY PLAZA                                       165000                 2,195.75         6/15/2001

7


BLOUIN REALTY I                                     165001                12,064.52         6/15/01
BOCA-SOMERSET L                                     165002                12,560.79         6/15/01
BRADLEY FAIR ON                                     165003                 9,731.68         6/15/01
BRAINTREE PROP                                      165004                   229.64         6/15/01
BRENTWOOD PLAZA                                     165005                 8,942.16         6/15/01
BRIDGEPOINTE LL                                     165006                10,791.71         6/15/01
CAROUSEL CENTER                                     165007                14,930.18         6/15/01
CHARLESTOWNE MA                                     165008                 6,005.49         6/15/01
CHENAL COMMONS                                      165009                 7,564.08         6/15/01
CI VIRGINIA BEA                                     165010                10,359.77         6/15/01
CIRCLE PLAZA                                        165011                14,233.97         6/15/01
CITRUS PARK VEN                                     165012                 7,727.91         6/15/01
COMMUNITY CENTE                                     165013                40,368.54         6/15/01
COMMUNITY CENTE                                     165014                 7,935.58         6/15/01
CONCORD GALLERY                                     165015                10,180.26         6/15/01
CONCORDE PARTNE                                     165016                11,788.22         6/15/01
CONNECTICUT GEN                                     165017                 9,206.58         6/15/01
CONTINENTAL 45                                      165018                11,383.60         6/15/01
CORRIGAN PROPER                                     165019                11,577.69         6/15/01
CP VENTURE THRE                                     165020                10,910.71         6/15/01
CROSSROADS ASSO                                     165021                 8,221.24         6/15/01
DALEN/RUBLOFF G                                     165022                 1,695.43         6/15/01
DALLAS GALLERIA                                     165023                12,819.15         6/15/01
DANBURY FAIR MA                                     165024                   132.98         6/15/01
DANBURY MALL AS                                     165025                11,859.09         6/15/01
DAYTON TOWN AND                                     165026                 8,051.69         6/15/01
DD OF TENNESSEE                                     165027                 9,047.60         6/15/01
DDR REALTY COMP                                     165028                13,021.35         6/15/01
DDRC P&M DEER P                                     165029                 8,622.84         6/15/01
DELTAMEX (USA),                                     165030                15,503.51         6/15/01
DIXIE ASSOCIATE                                     165031                 7,981.53         6/15/01
DOLLINGER-WESTL                                     165032                10,822.97         6/15/01
DSRG-CREEKSIDE                                      165033                11,709.85         6/15/01
EAST GATE CTR L                                     165034                10,950.10         6/15/01
EASTCHESTER ASS                                     165035                 9,858.89         6/15/01
EASTON MARKET L                                     165036                10,285.91         6/15/01
EASTVIEW MALL M                                     165037                   208.84         6/15/01
EDENS CENTER AS                                     165038                16,578.69         6/15/01
EQUITY PROP & D                                     165039                18,156.43         6/15/01
EW COLUMBIA, LL                                     165040                 7,842.57         6/15/01
FASHION CENTER                                      165041                16,473.11         6/15/01
FASHION MALL CO                                     165042                 8,515.43         6/15/01
FEDERAL REALTY                                      165043                19,520.20         6/15/01
FOX VALLEY LLC                                      165044                17,487.03         6/15/01
FREEHOLD RACEWA                                     165045                15,014.78         6/15/01
FREEHOLD RACEWA                                     165046                   214.53         6/15/01
FREMONT HUB SHO                                     165047                 1,357.46         6/15/01
GARABET KARAKEL                                     165048                 9,002.69         6/15/01
GFS REALTY, INC                                     165049                 9,932.90         6/15/01
GGP HOMART II L                                     165050                11,866.00         6/15/01
GGP LIMITED PAR                                     165051                13,195.29         6/15/01
GINSBURG DEVELO                                     165052                15,777.06         6/15/01

8


GOODMAN/LANDMAR                                     165053                 9,700.59         6/15/01
GREAT EASTERN M                                     165054                12,365.51         6/15/01
GREENCOVE ASSOC                                     165055                14,747.91         6/15/01
HACIENDA CROSSI                                     165056                 9,670.90         6/15/01
HASTINGS VILLAG                                     165057                 9,782.71         6/15/01
HAWTHORNE CENTR                                     165058                 6,145.91         6/15/01
HC ATLANTIC DEV                                     165059                14,181.05         6/15/01
HUBERT REALTY C                                     165060                13,070.80         6/15/01
HUNTINGTON CENT                                     165061                11,582.96         6/15/01
INDIGO PROPERTI                                     165062                 7,202.15         6/15/01
INLAND COMMERCI                                     165063                10,246.28         6/15/01
INLAND COMMERCI                                     165064                 9,326.94         6/15/01
INLAND COMMERCI                                     165065                16,378.77         6/15/01
INLAND COMMERIC                                     165066                12,369.01         6/15/01
IRVINE RETAIL P                                     165067                18,264.76         6/15/01
JEFFREY R ANDER                                     165068                10,467.25         6/15/01
KENTLANDS II,                                       165069                 9,644.76         6/15/01
KIMCO REALTY CO                                     165070                10,107.26         6/15/01
KIR NORTHWEST S                                     165071                 9,660.02         6/15/01
KIR SMOKETOWN S                                     165072                26,058.79         6/15/01
LAKE COOK ROAD                                      165073                24,295.25         6/15/01
LIBERTY PROPERT                                     165074                52,206.80         6/15/01
M. ALLAN HYMAN,                                     165075                14,238.87         6/15/01
M&H REALTY PART                                     165076                10,867.17         6/15/01
MAAMCA                                              165077                 6,484.94         6/15/01
MACERICH PARTNE                                     165078                 9,736.61         6/15/01
MANCHESTER I-84                                     165079                14,199.68         6/15/01
MANEKIN AYLESBU                                     165080                11,232.58         6/15/01
MARIPOSA INVEST                                     165081                10,482.15         6/15/01
MBK NORTHWEST                                       165082                15,729.64         6/15/01
MERIDIAN ANNEX                                      165083                 5,897.14         6/15/01
METROPOLITAN LI                                     165084                 9,850.31         6/15/01
MID-AMERICA MAN                                     165085                10,448.65         6/15/01
MIDSTATE HYE PA                                     165086                11,199.71         6/15/01
MOR SNOWDEN SQU                                     165087                10,195.52         6/15/01
MR ROBERT HAYES                                     165088                 9,895.10         6/15/01
NEPTUNE ASSOCIA                                     165089                14,486.56         6/15/01
NEW CENTURY ASS                                     165090                10,038.91         6/15/01
NORTHPOINT SHOP                                     165091                12,751.28         6/15/01
OPUS NW MANAGEM                                     165093                10,497.68         6/15/01
ORANGE TOWN & C                                     165094                13,134.42         6/15/01
PACE-CENTRAL AS                                     165095                 8,666.07         6/15/01
PAN PACIFIC RET                                     165096                 8,355.16         6/15/01
PAROLE TOWN CEN                                     165097                12,951.71         6/15/01
PEDERSON/BVT PR                                     165098                10,395.20         6/15/01
PENN CENTER MAN                                     165099                 8,699.75         6/15/01
PFEIFLEY COMPAN                                     165100                17,200.26         6/15/01
PITV, LP                                            165101                 9,732.59         6/15/01
PLANTATION                                          165102                10,040.15         6/15/01
POST PLAZA LLC                                      165104                11,083.85         6/15/01
POTOMAC YARD RE                                     165105                11,493.03         6/15/01
PPR REDMOND RET                                     165106                11,037.66         6/15/01

9


PRESIDENTIAL MA                                     165107                 5,697.19         6/15/01
PRESTON SHEPARD                                     165108                 7,826.43         6/15/01
PRICE REIT PROP                                     165109                 8,521.96         6/15/01
PRINCIPAL MUTUT                                     165110                10,982.41         6/15/01
PYRAMID CROSSGA                                     165111                15,555.78         6/15/01
QS MARKETPLACE                                      165112                 6,192.08         6/15/01
RAINBOW INVESTM                                     165113                10,766.27         6/15/01
RESTON SPECTRUM                                     165114                15,352.18         6/15/01
RETAIL PROPERTY                                     165115                15,299.10         6/15/01
RIVER PARK PROP                                     165116                 8,830.18         6/15/01
RMS INVESTMENT                                      165117                 7,998.53         6/15/01
RODERICK ENTERP                                     165118                10,191.70         6/15/01
RREEF MANAGEMEN                                     165119                10,381.63         6/15/01
SAMSUNG PDP KAL                                     165120                 6,793.22         6/15/01
SANDY SPRINGS P                                     165121                11,333.10         6/15/01
SAUL HOLDINGS L                                     165122                16,511.56         6/15/01
SAUL SUBSIDIARY                                     165123                 6,630.64         6/15/01
SCHAFERICHARDSO                                     165124                11,419.16         6/15/01
SCHAUMBURG COUR                                     165125                15,731.85         6/15/01
SCHMIDT INVESTM                                     165126                 9,014.54         6/15/01
SHOPS AT OAKS B                                     165127                16,129.71         6/15/01
SMITH HAVEN CEN                                     165128                12,247.31         6/15/01
SOUTHLAKE CENTR                                     165129                10,191.79         6/15/01
SOUTHPOINTE PAV                                     165130                 5,403.89         6/15/01
SPRINGFIELD - R                                     165131                14,918.60         6/15/01
STRATFORD SQUAR                                     165132                 8,855.12         6/15/01
SUMMIT MALL                                         165133                   137.10         6/15/01
SUNIL PURI, LLC                                     165134                 9,368.28         6/15/01
SUNRISE MALL AS                                     165135                13,561.40         6/15/01
TARTAGLIA ASSOC                                     165136                15,253.84         6/15/01
TCW/AIM ALASKA                                      165137                13,410.31         6/15/01
TENANT SERVICES                                     165138                   141.34         6/15/01
THE CORNERS                                         165139                 9,753.06         6/15/01
THE FLATLEY COM                                     165140                11,043.72         6/15/01
THE SHOPS AT ON                                     165141                16,982.40         6/15/01
TOWNSEND PROPER                                     165142                31,281.40         6/15/01
TREECO/CENTERS                                      165143                10,808.98         6/15/01
TREECO/HYLAN LI                                     165144                14,551.56         6/15/01
TYCON COMPANIES                                     165145                 9,653.97         6/15/01
USRP TEXAN,LP                                       165146                10,483.56         6/15/01
USRP TEXAS, LP                                      165147                 7,505.59         6/15/01
VALENCIA TOWN C                                     165148                10,101.93         6/15/01
VESTAR ARIZONA                                      165149                 8,533.42         6/15/01
W. W. R. ASSOCI                                     165150                34,884.70         6/15/01
WARNER MARKETPL                                     165151                13,524.87         6/15/01
WAYNE RETAIL LL                                     165152                17,883.33         6/15/01
WEINGARTEN REAL                                     165153                 8,627.77         6/15/01
WEINREB MANAGEM                                     165154                18,935.66         6/15/01
WHITEMAK ASSOCI                                     165155                 8,251.71         6/15/01
WILLOWS CENTER                                      165156                11,193.58         6/15/01
WINCHESTER CENT                                     165157                11,339.55         6/15/01
WINDSOR GREEN I                                     165158                10,642.90         6/15/01

10


WOODMEN RETAIL                                      165159                 7,588.82         6/15/01
111 EAST 85TH S                                     165160                 6,897.68         6/15/01
140TH & CENTER                                      165161                 8,339.60         6/15/01
1541-SIMON PROP                                     165162                 9,237.58         6/15/01
201 N. BRAND LL                                     165163                13,736.23         6/15/01
2163 N CLYBOURN                                     165164                14,772.65         6/15/01
3200 HOLCOMB BR                                     165165                13,356.18         6/15/01
3644 LONG BEACH                                     165166                12,495.95         6/15/01
4508 SIMON PROP                                     165167                 7,519.43         6/15/01
4666 SHOPPING C                                     165168                17,818.12         6/15/01
4922 MAYFLOWER                                      165169                 8,719.22         6/15/01
9570 DEBARTOLO                                      165170                10,054.51         6/15/01
HUNTERS SQUARE                                      165171                14,861.15         6/15/01
NORTHVILLE JOIN                                     165172                16,168.48         6/15/01
WHITEMARSH INVE                                     165228                 1,412.95         6/15/01
TOWN & COUNTRY                                      165234                10,742.14         6/15/01
FASHION CENTER LLC                                  165400                 2,957.63         6/21/01
TANURB DEVELOPM                                     165560                25,323.46         6/25/01
RESTON SPECTRUM                                     165726                   457.94         6/29/01
#4838 BRAINTREE PRO.ASSOC NEWARK P                  165759                34,846.42          7/2/01
AAC- ARBORETUM JOINT VENTURE#3                      165760                23,554.91          7/2/01
AE III, LLC                                         165761                14,007.01          7/2/01
AMERISHOP WOODRUFF, LLC                             165762                13,049.75          7/2/01
AMUSEMENT-CENTRAL,LLC                               165763                10,160.07          7/2/01
ARROWHEAD PALMS LLC                                 165764                16,996.02          7/2/01
BAYER RETAIL COMPANY, LLC                           165765                18,315.29          7/2/01
BELZ PARK PLACE, LP                                 165766                15,857.08          7/2/01
BENDERSON 1985-1 TRUST                              165767                   507.75          7/2/01
BEST BUY METRO CENTER                               165768                34,287.15          7/2/01
BET INVESTMENTS                                     165769                19,487.16          7/2/01
BEVERLY PLAZA                                       165770                17,502.16          7/2/01
BLOUIN REALTY INC.                                  165771                22,000.00          7/2/01
BOCA-SOMERSET LP                                    165772                22,904.97          7/2/01
BRADLEY FAIR ONE, LLC                               165773                17,746.00          7/2/01
BRAINTREE PROP ASSOC. LP SOUTH SHO                  165774                   418.75          7/2/01
BRENTWOOD PLAZA RONALD R PAGANO &                   165775                16,306.30          7/2/01
BRIDGEPOINTE LLC                                    165776                14,844.57          7/2/01
CAROUSEL CENTER CO.  LP                             165777                27,225.62          7/2/01
CHARLESTOWNE MALL,L.L.C.                            165778                10,951.19          7/2/01
CHENAL COMMONS                                      165779                13,793.33          7/2/01
CI VIRGINIA BEACH LTD PARTNERSHIP                   165780                18,891.34          7/2/01
CIRCLE PLAZA                                        165781                26,001.82          7/2/01
CITRUS PARK VENTURE LP                              165782                14,092.07          7/2/01
COMMUNITY CENTERS ONE, LLC                          165783                73,613.21          7/2/01
COMMUNITY CENTERS TWO, LLC                          165784                14,470.76          7/2/01
CONCORD GALLERY                                     165785                18,564.00          7/2/01
CONCORDE PARTNERS LLLP                              165786                21,496.17          7/2/01
CONNECTICUT GENERAL LIFE INS CO                     165787                15,288.04          7/2/01
CONTINENTAL 45 FUND LP                              165788                27,184.94          7/2/01
CORRIGAN PROPERTIES INC                             165789                21,112.25          7/2/01
CP VENTURE THREE LLC                                165790                19,896.00          7/2/01
CPI-PICKETT LLC                                     165791                11,307.14          7/2/01

11

CROSSROADS ASSOCIATES                               165792                14,991.67          7/2/01
DALEN/RUBLOFF GURNEE LLC                            165793                 3,091.67          7/2/01
DALLAS GALLERIA LTD                                 165794                23,376.09          7/2/01
DANBURY FAIR MALL MARKETING FUND                    165795                   242.50          7/2/01
DANBURY MALL ASSOCIATES                             165796                21,625.40          7/2/01
DAYTON TOWN AND COUNTRY                             165797                14,682.50          7/2/01
DD OF TENNESSEE INC                                 165798                16,498.57          7/2/01
DDRC P&M DEER PARK TOWN CTR LL                      165799                15,708.35          7/2/01
DELTAMEX (USA), INC.                                165800                28,271.10          7/2/01
DIXIE ASSOCIATES                                    165801                14,554.56          7/2/01
DOLLINGER-WESTLAKE ASSOCIATES                       165802                19,736.00          7/2/01
DSRG-CREEKSIDE TOWN CENTER                          165803                21,353.25          7/2/01
EAST GATE CTR LTD PARTNERSHIP                       165804                19,967.83          7/2/01
EASTCHESTER ASSOCIATES LP                           165805                17,977.98          7/2/01
EASTON MARKET LLC                                   165806                18,756.66          7/2/01
EASTVIEW MALL MKTG. FUND                            165807                   380.83          7/2/01
EDENS CENTER ASSOCIATES                             165808                30,107.73          7/2/01
EQUITY PROP & DEVELOPMENT, LP                       165809                33,142.94          7/2/01
EW COLUMBIA, LLC                                    165810                14,301.16          7/2/01
FASHION CENTER LLC                                  165811                30,039.20          7/2/01
FASHION MALL COMMONS                                165812                15,528.13          7/2/01
FEDERAL REALTY - CONGRESSIONAL                      165813                35,595.66          7/2/01
FOX VALLEY LLC                                      165814                31,888.12          7/2/01
FREEHOLD RACEWAY MALL                               165815                26,185.27          7/2/01
FREEHOLD RACEWAY MARKETING FUND                     165816                   391.21          7/2/01
FREMONT HUB SHOPPING CENTER                         165817                19,829.80          7/2/01
GARABET KARAKELIAN                                  165818                16,416.67          7/2/01
GFS REALTY, INC                                     165819                17,934.98          7/2/01
GGP HOMART II LLC                                   165820                21,638.00          7/2/01
GGP LIMITED PARTNERSHIP                             165821                24,062.00          7/2/01
GINSBURG DEVELOPMENT LLC                            165822                28,769.93          7/2/01
GOODMAN/LANDMARK ONE                                165823                17,689.31          7/2/01
GREAT EASTERN MALL                                  165824                22,598.87          7/2/01
GREENCOVE ASSOCIATES LLC                            165825                27,320.08          7/2/01
GS BRENTWOOD LLC                                    165826                23,744.82          7/2/01
HACIENDA CROSSING                                   165827                17,635.17          7/2/01
HASTINGS VILLAGE INVESTMENT CO                      165828                18,810.00          7/2/01
HAWTHORNE CENTRE ASSOCIATES                         165829                11,207.25          7/2/01
HC ATLANTIC DEVELOPEMENT                            165830                20,553.58          7/2/01
HUBERT REALTY COMPANY                               165831                23,835.00          7/2/01
HUNTERS SQUARE COMPANY LLC                          165832                27,099.75          7/2/01
HUNTINGTON CENTER ASSOCIATE, LLC                    165833                21,121.87          7/2/01
INDIGO PROPERTIES LP                                165834                13,133.34          7/2/01
INLAND COMMERCIAL PROP.MGT.                         165835                18,709.40          7/2/01
INLAND COMMERCIAL PROPERTY MGT                      165836                17,032.95          7/2/01
INLAND COMMERCIAL PROPERTY MGT(502                  165837                29,927.93          7/2/01
INLAND COMMERICAL PROP MGMT                         165838                23,562.34          7/2/01
IRVINE RETAIL PROPERTIES CO                         165839                33,306.32          7/2/01
JEFFREY R ANDERSON REAL ESTATE,INC                  165840                22,901.67          7/2/01
KENTLANDS II,  LLC                                  165841                17,587.50          7/2/01
KIR NORTHWEST SQUARE, LP                            165842                17,615.33          7/2/01
KIR SMOKETOWN STATION LP                            165843                47,518.97          7/2/01

12

KIR SMOKETOWN STATION, LP                           165844                18,530.57          7/2/01
LAKE COOK ROAD CORP LOCKBOX                         165845                44,303.11          7/2/01
LIBERTY PROPERTY LTD                                165846                96,737.73          7/2/01
LIBERTY PROPERTY LTD PRTNRSHIP                      165847               100,065.77          7/2/01
M&H REALTY PARTNERS LP                              165848                19,943.90          7/2/01
MAAMCA                                              165849                12,161.72          7/2/01
MACERICH PARTNERSHIP                                165850                17,755.00          7/2/01
MANCHESTER I-84 ASSOC.                              165851                25,893.53          7/2/01
MANEKIN AYLESBURY, LLP                              165852                20,482.94          7/2/01
MARIPOSA INVESTMENT GROUP                           165853                19,114.50          7/2/01
MBK NORTHWEST                                       165854                 4,712.98          7/2/01
MERIDIAN ANNEX PARTNERS                             165855                10,753.60          7/2/01
METROPOLITAN LIFE INSURANCE CO.                     165856                17,962.33          7/2/01
MID-AMERICA MANAGEMENT CORP                         165857                19,078.42          7/2/01
MIDSTATE HYE PARTNERS                               165858                20,423.00          7/2/01
MOR SNOWDEN SQUARE 2 LTD                            165859                18,591.83          7/2/01
MR ROBERT HAYES                                     165860                18,044.00          7/2/01
NEPTUNE ASSOCIATES                                  165861                26,416.67          7/2/01
NEW CENTURY ASSOC                                   165862                18,306.24          7/2/01
NORTHPOINT SHOP CENTER FREED/NORTH                  165863                23,252.33          7/2/01
NORTHVILLE JOINT VENTURE                            165864                29,483.70          7/2/01
NORTHWAY GROUP,LP SWWP ACCOUNT                      165865                13,812.34          7/2/01
OPUS NW MANAGEMENT, LLC BILLING DE                  165866                19,142.83          7/2/01
ORANGE TOWN & COUNTRY, LLC                          165867                23,951.00          7/2/01
OXFORD VALLEY ROAD ASSOCIATES,L.P.                  165868                23,179.30          7/2/01
PACE-CENTRAL ASSOCIATES, LLC                        165869                15,802.84          7/2/01
PAN PACIFIC RETAIL PROPERTIES                       165870                15,235.88          7/2/01
PAROLE TOWN CENTER ASSOC                            165871                23,617.82          7/2/01
PEDERSON/BVT PROMENADE ASSC                         165872                18,955.95          7/2/01
PENN CENTER MANAGEMENT CORP                         165873                15,864.25          7/2/01
PFEIFLEY COMPANY, LLC                               165874                31,365.18          7/2/01
PITV, LP                                            165875                17,747.67          7/2/01
PLANTATION                                          165876                17,581.90          7/2/01
POST PLAZA LLC                                      165877                20,211.73          7/2/01
POTOMAC YARD RETAIL, INC                            165878                20,957.88          7/2/01
PPR REDMOND RETAIL LLC                              165879                20,127.50          7/2/01
PRESIDENTIAL MARKET CENTER LLC                      165880                10,389.00          7/2/01
PRESTON SHEPARD PLACE                               165881                14,271.72          7/2/01
PRICE REIT PROPERTIES,LLC                           165882                16,240.92          7/2/01
PRINCIPAL MUTUTAL LIFE                              165883                20,026.74          7/2/01
PYRAMID CROSSGATES CO. THE CLINTON                  165884                28,673.79          7/2/01
QS MARKETPLACE LIMITED PARTNERSHIP                  165885                11,291.44          7/2/01
RAINBOW INVESTMENT CO                               165886                19,632.61          7/2/01
RESTON SPECTRUM LP                                  165887                28,777.16          7/2/01
RETAIL PROPERTY TUST                                165888                28,746.89          7/2/01
RIVER PARK PROPERTIES II                            165889                16,102.10          7/2/01
RMS INVESTMENT CORP                                 165890                14,585.56          7/2/01
RODERICK ENTERPRISES                                165891                18,584.87          7/2/01
ROYCE REALTY INC                                    165892                19,351.08          7/2/01
RREEF MANAGEMENT COMPANY GATEWAY H                  165893                18,747.62          7/2/01
SAMSUNG PDP KALEIDOSCOPE,LLC                        165894                 8,338.00          7/2/01
SANDY SPRINGS PLAZA ASSOC, LP                       165895                20,666.25          7/2/01

13

SAUL HOLDINGS LTD PARTNERSHIP                       165896                30,109.31          7/2/01
SAUL SUBSIDIARY I LTD                               165897                12,091.16          7/2/01
SCHAFERICHARDSON, INC                               165898                20,823.17          7/2/01
SCHAUMBURG COURT LP                                 165899                28,687.50          7/2/01
SCHMIDT INVESTMENTS, LTD.                           165900                16,438.28          7/2/01
SHOPS AT OAKS BROOK PLACE, LP                       165901                29,413.00          7/2/01
SMITH HAVEN CENTER ASSOC ID#773632                  165902                22,333.33          7/2/01
SOUTHLAKE CENTRAL VENTURE                           165903                18,585.02          7/2/01
SOUTHPOINTE PAVILIONS                               165904                 9,854.16          7/2/01
SPP REAL ESTATE INC. TRAMMEL CROW                   165905                26,599.17          7/2/01
SPRINGFIELD - RT 22 LP                              165906                27,204.50          7/2/01
STRATFORD SQUARE LTD.                               165907                23,506.46          7/2/01
SUMMIT MALL                                         165908                   250.00          7/2/01
SUNIL PURI, LLC                                     165909                17,083.33          7/2/01
SUNRISE MALL ASSOCIATES                             165910                24,759.61          7/2/01
TARTAGLIA ASSOCIATES LP                             165911                27,815.83          7/2/01
TCW/AIM ALASKA PERM FUND                            165912                24,454.09          7/2/01
TENANT SERVICES INC                                 165913                   219.33          7/2/01
THE CORNERS                                         165914                17,785.00          7/2/01
THE FLATLEY COMPANY                                 165915                20,138.55          7/2/01
THE SHOPS AT ONE ORCHARD PLACE                      165916                30,967.91          7/2/01
TOWN & COUNTRY PARTNERSHI                           165917                14,030.87          7/2/01
TOWNSEND PROPERTY TRUST LMTD.                       165918                58,166.15          7/2/01
TREECO/CENTERS LP                                   165919                22,486.13          7/2/01
TREECO/HYLAN LIMITED                                165920                26,535.20          7/2/01
TYCON COMPANIES, INC                                165921                17,449.56          7/2/01
USRP TEXAN,LP                                       165922                19,117.08          7/2/01
USRP TEXAS, LP                                      165923                13,686.67          7/2/01
VALENCIA TOWN CENTER ASSOCIATE                      165924                18,421.17          7/2/01
VESTAR ARIZONA XVI                                  165925                10,726.83          7/2/01
VESTAR ARIZONA XXVI, LLC                            165926                16,164.34          7/2/01
W. W. R. ASSOCIATES                                 165927                22,199.84          7/2/01
WARNER MARKETPLACE, LLC                             165928                24,663.00          7/2/01
WAYNE RETAIL LLC                                    165929                32,610.77          7/2/01
WEINGARTEN REALTY MANAGEMENT CO.                    165930                15,733.00          7/2/01
WEINREB MANAGEMENT                                  165931                31,250.00          7/2/01
WESTWOOD TOWN CENTER, LLC                           165932                13,037.18          7/2/01
WHITEMAK ASSOCIATES                                 165933                 6,926.24          7/2/01
WHITEMARSH INVESTMENT ASSOC                         165934                24,472.94          7/2/01
WILLOWS CENTER CONCORD, LLC                         165935                20,411.82          7/2/01
WINCHESTER CENTER LLC                               165936                20,678.00          7/2/01
WINDSOR GREEN INVESTORS LLC                         165937                19,407.65          7/2/01
WOODMEN RETAIL CENTER, LLC                          165938                14,028.87          7/2/01
111 EAST 85TH ST OWNERS                             165939                12,578.12          7/2/01
140TH & CENTER STREETS, L.L.C.                      165940                15,207.50          7/2/01
1541-SIMON PROPERTY GROUP (TX), LP                  165941                14,348.40          7/2/01
201 N. BRAND LLC                                    165942                25,048.42          7/2/01
2163 N CLYBOURN LTD. RN REALTY                      165943                26,938.36          7/2/01
3200 HOLCOMB BRIDGE ROAD, INC                       165944                24,355.38          7/2/01
3644 LONG BEACH ROAD,LLC                            165945                22,786.74          7/2/01
4508 SIMON PROPERTY GROUP, LP                       165946                13,711.91          7/2/01
4666 SHOPPING CNTR ASSOCIATION                      165947                19,903.78          7/2/01

14

4922 MAYFLOWER LIBERTY TREE LLC                     165948                15,899.76          7/2/2001
9570 DEBARTOLO CAPITAL PARTNERSHIP                  165949                18,334.69          7/2/2001
WEINREB MANAGEM                                     166127                   210.00          7/5/2001
TANURB DEVELOPMENTS INC                             164415               (27,910.13)         6/1/2001

SubTotal                                                               6,086,632.24


                    Leases
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
PITNEY BOWES INC                                    164648                   302.00          6/6/2001
MATERIAL HANDLING SUPPLY INC                        164934                 3,736.50         6/14/2001
PITNEY BOWES IN                                     165513                 1,747.50         6/22/2001
PITNEY BOWES IN                                     166113                   520.40          7/5/2001

SubTotal                                                                   6,306.40


                  Other Rents
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
IKON PHILADELPHIA BDS                               164633                 1,793.01          6/6/2001
PITNEY BOWES MANAGEMENT SERV                        164649                 4,506.93          6/6/2001
IKON PHILADELPHIA BDS                               164689                   325.92          6/7/2001
IKON PHILADELPHIA BDS                               164833                   110.77         6/11/2001
IKON PHILADELPHIA BDS                               164853                 1,578.37         6/12/2001
IKON PHILADELPHIA BDS                               164930                   964.71         6/14/2001
PITNEY BOWES MANAGEMENT SERVICES                    164941                 3,519.10         6/14/2001
ASTORIA HOLDING                                     164995                 4,544.19         6/15/2001
IKON PHILADELPH                                     165274                 1,147.86         6/18/2001
IKON PHILADELPHIA BDS                               165407                 2,325.38         6/21/2001
PITNEY BOWES MANAGEMENT SERVICES                    165431                 3,544.92         6/21/2001
IKON PHILADELPH                                     165495                 1,096.78         6/22/2001
IKON PHILADELPHIA BDS                               165652                   339.20         6/28/2001
PITNEY BOWES MA                                     165719                 3,793.14         6/29/2001
IKON PHILADELPH                                     165701                 6,172.65         6/29/2001
IKON PHILADELPHIA BDS                               165990                 3,265.82          7/3/2001

SubTotal                                                                  39,028.75


                                               Insurance
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
CoreSource                                            WIRE                56,311.43          6/7/2001
AFLAC                                                 WIRE                   192.30          6/6/2001
MERRILL LYNCH INC                                   164834                   308.92         6/11/2001
CORESOURCE                                          165180                 2,006.43         6/15/2001
CoreSource                                            WIRE               109,801.05         6/14/2001
CoreSource                                                                94,988.51         6/20/2001
AFLAC                                                                      3,211.58         6/20/2001
AETNA US HEALTHCARE                                 165567                23,443.40         6/26/2001
CORESOURCE                                          165578                 4,378.56         6/26/2001
CORESOURCE,INC.                                     165579                56,110.43         6/26/2001

15

FLEX ONE                                            165586                17,475.38         6/26/2001
HARTFORD LIFE INSURANCE COMPANY                     165651                 6,350.46         6/28/2001
PRUDENTIAL RETI                                     165515                    49.36         6/22/2001
PRUDENTIAL RETI                                     166115                    49.36          7/5/2001
THE AARP GROUP HEALTH INSURANCE PR                  165663                   295.50         6/28/2001
THE HARTFORD -                                      165735                 9,061.65         6/29/2001
PRUDENTIAL RETIREMENT SERVICES                      164865                    87.18         6/12/2001
CoreSource                                                               126,180.47         6/28/2001
AFLAC                                                                      1,794.83         6/26/2001
CoreSource                                                                27,059.49          7/5/2001
AFLAC                                                                      2,790.21          7/5/2001
MERRILL LYNCH INC                                   164495                  (308.92)         6/1/2001

SubTotal                                                                 541,637.58


                Administrative
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
CUSTOMER SERVICE INSIGHTS                           164544                 9,350.00          6/4/2001
401K                                                  WIRE                49,498.49          6/7/2001
COMPAQ                                              164623                 3,738.32          6/6/2001
DAVID CUTLER INDUSTRIES                             164624                   188.65          6/6/2001
DEBORAH HARRY & ASSOCIATES                          164625                 2,417.49          6/6/2001
DEER PARK SPRING WATER, INC                         164626                    12.00          6/6/2001
MANAGEMENT RECRUITERS OF SPA                        164640                25,000.00          6/6/2001
MANTAS, OHLIGER,MCGARY&QUINN                        164641                 4,000.00          6/6/2001
401K                                                  WIRE                   957.95          6/8/2001
OFFICE FURNITURE PLUS INC                           164644                   186.00          6/6/2001
PLYMOUTH PACKAGING COMPANY                          164650                   427.71          6/6/2001
POLAND SPRING                                       164651                    17.04          6/6/2001
SARGENT ART INC                                     164656                 1,750.00          6/6/2001
SFI                                                 164658                 5,514.97          6/6/2001
UNITED INSURANCE CONSULTANTS                        164664                 7,000.00          6/6/2001
F.P. DUFFY, INC.                                    164735                 2,200.00          6/8/2001
401K                                                                      47,945.96         6/27/2001
401K                                                                      47,195.66          7/5/2001
KFORCE.COM (ATLANTA,GA)                             164753                 3,540.09          6/8/2001
MACKIN & DOWD DESIGN, INC                           164762                 2,542.00          6/8/2001
POLAND SPRING                                       164784                     8.56          6/8/2001
SFI                                                 164798                   290.78          6/8/2001
USAIR, INC                                          164808                 4,401.00          6/8/2001
401K                                                                         946.54          7/6/2001
ALLEN SCREEN AND DIGITAL PRINTING                   164899                 1,522.98         6/14/2001
ALLEN SCREEN AND DIGITAL PRINTING                   165958                 6,061.28          7/3/2001
AVM OFFICE COFF                                     165233                   456.00         6/15/2001
AVM OFFICE COFFEE SERVICES                          164618                   374.00          6/6/2001
AVM OFFICE COFFEE SERVICES                          165965                    49.82          7/3/2001
CENTRAL PARKING                                     166085                   850.00          7/5/2001
DUFFY'S                                             165186                   116.53         6/15/2001
DUFFY'S                                             165980                    21.41          7/3/2001
CABLE & WIRELESS                                    164842                80,000.00         6/12/2001
CINGULAR                                            164845                   540.99         6/12/2001

16

DUFFY'S                                             166092                    56.45          7/5/2001
PLANET TECHNOLOGY SOLUTIONS                         164863                 5,303.74         6/12/2001
FEDERAL EXPRESS CORP                                164736                    81.40          6/8/2001
USAIR, INC                                          164880                 3,049.90         6/12/2001
FEDERAL EXPRESS CORP                                165647                   320.58         6/28/2001
ALLIED PROPANE CO                                   164900                    50.49         6/14/2001
APPLIED DIGITAL SOLUTIONS                           164906                   249.83         6/14/2001
BRICK BOOK CLUB, INC                                164912                 1,646.56         6/14/2001
DELAWARE VALLEY LIFT TRUCK INC.                     164919                   500.44         6/14/2001
DISCOVER FINANCIAL SERVICES                         164920                   168.20         6/14/2001
MONIKRAFT, INC                                      164935                 1,158.50         6/14/2001
ROYAL & SUNALLIANCE                                 164953                38,115.95         6/14/2001
RR DONNELLEY RECEIVABLES,INC                        164954                   892.00         6/14/2001
SPECTRUM MARKETING COMMUN                           164961                 2,134.25         6/14/2001
SWAT PRODUCTIONS ENTERTAINMENT                      164962                   700.00         6/14/2001
TEPLIS TRAVEL SERVICE                               164966                 1,777.71         6/14/2001
VERIZON                                             164973                   296.60         6/14/2001
APPLIED DIGITAL                                     165174                   840.52         6/15/2001
JDA SOFTWARE GR                                     165498                15,333.00         6/22/2001
REPUBLIC SERVIC                                     165220                   226.40         6/15/2001
JDA SOFTWARE GROUP, INC                             164745                28,987.07          6/8/2001
JDA SOFTWARE GROUP, INC                             164855                20,035.00         6/12/2001
JDA SOFTWARE GROUP, INC                             165653                20,000.00         6/28/2001
DEBORAH HARRY &                                     165261                 1,132.55         6/18/2001
MICHAEL'S DELI                                      165292                    82.52         6/18/2001
MICROSOFT TECHN                                     165294                   892.04         6/18/2001
PLANET TECHNOLO                                     165316                29,954.44         6/18/2001
RELIZON                                             165320                23,100.00         6/18/2001
REPUBLIC SERVIC                                     165321                   389.30         6/18/2001
SKILLPATH SEMIN                                     165324                   199.00         6/18/2001
SKYTEL                                              165326                   106.09         6/18/2001
BSB BANK & TRUST                                    165389                 1,356.80         6/21/2001
CELLULAR CONCEPTS                                   165390                   870.65         6/21/2001
CUSTOMER SERVICE INSIGHTS                           165392                 9,350.00         6/21/2001
EAST COAST TRUCK SERVICE INC.                       165395                   378.07         6/21/2001
FASTSIGNS                                           165401                   197.16         6/21/2001
GENE & GEORGE SMITH TRUCKING                        165405                   538.60         6/21/2001
IMAGE DESIGN                                        165408                51,478.70         6/21/2001
INTERNATIONAL MASCOT CORP                           165410                 3,589.50         6/21/2001
JAPS-OLSON COMPANY                                  165411                   401.48         6/21/2001
MICHAEL'S DELI                                      165420                     8.80         6/21/2001
MIDWEST SOUND & LIGHTING INC.                       165421                 1,426.87         6/21/2001
PENJERDEK EMPLOYEE BENEFITS &                       165427                   200.00         6/21/2001
PENN-JERSEY TRUCK CENTER                            165428                   107.23         6/21/2001
PHILADELPHIA SOUND PRODUCTIONS                      165429                 1,350.00         6/21/2001
POLAND SPRING                                       165432                    16.80         6/21/2001
RETAIL PROCESS ENGINEERING,LLC                      165438                14,700.00         6/21/2001
RR DONNELLEY RECEIVABLES,INC                        165443                   581.00         6/21/2001
TOYOTA MOTOR CREDIT CORP. COMMERC                   165449                 1,699.08         6/21/2001
U S FUEL SERVICE                                    165451                 1,017.63         6/21/2001
BOBBY L TAYLOR                                      165476                   658.06         6/22/2001
BROWNING-FERRIS                                     165478                 1,256.80         6/22/2001

17

CHRISTOPHER AND                                     165481                 2,025.00         6/22/2001
CITY OF MURFREE                                     165483                    25.00         6/22/2001
DELAWARE VALLEY                                     165488                 1,351.94         6/22/2001
FORTNA, INC                                         165492                 1,219.04         6/22/2001
IMAGE DESIGN                                        165496                39,200.00         6/22/2001
MANAGEMENT RECR                                     165504                15,000.00         6/22/2001
MINOLTA BUSINES                                     165508                   330.34         6/22/2001
PLAYTHINGS                                          165514                    39.95         6/22/2001
SFI                                                 165522                   108.47         6/22/2001
SHOPPING CENTER                                     165523                    79.00         6/22/2001
SUBMITORDER.COM                                     165534                10,123.22         6/22/2001
ULTRA-PAK INC                                       165541                 2,295.96         6/22/2001
PENSKE ADMINSTR                                     165549                 4,371.61         6/22/2001
Misc. DRs                                             WIRE                20,000.00          6/5/2001
Misc. DRs                                             WIRE                    23.00          6/8/2001
Misc. DRs                                             WIRE                26,600.48         6/18/2001
Misc. DRs                                             WIRE                   679.45         6/25/2001
Misc. DRs                                             WIRE                20,000.00         6/27/2001
DEER PARK SPRING WATER, INC                         165583                   391.65         6/26/2001
MAGNETIC PRODUCTS AND SERVICES, IN                  165606                 2,013.50         6/26/2001
RIVERFRONT HEALTH SYSTEMS                           165616                   310.00         6/26/2001
SESECO INC.                                         165625                   160.00         6/26/2001
STAPLES CREDIT PLAN                                 165626                   165.22         6/26/2001
SUNBELT CONTAINER, INC                              165627                 1,794.38         6/26/2001
THE BAILEY COMPANY                                  165628                 1,087.50         6/26/2001
THE HERTZ CORPORATION                               165629                 2,405.63         6/26/2001
VAST INC.                                           165637                 1,638.00         6/27/2001
APPLIED DIGITAL SOLUTIONS                           165639                    98.24         6/28/2001
CITY OF MURFREESBORO POLICE ANNEX                   165642                    25.00         6/28/2001
F.P. DUFFY, INC.                                    165646                 3,095.00         6/28/2001
Misc. DRs                                             WIRE                43,380.01          7/2/2001
NATIONWIDE CONSULTING COMPANY,IN                    166014                 8,086.21          7/3/2001
KFORCE.COM (ATLANTA,GA)                             165654                 1,761.47         6/28/2001
MID-ATLANTIC SECURITY,INC                           165657                    58.75         6/28/2001
MONET GRAPHICS, INC.                                165658                 4,507.80         6/28/2001
PITNEY BOWES CR                                     165718                   323.25         6/29/2001
REPUBLIC SERVIC                                     165725                   200.00         6/29/2001
DEER PARK SPRIN                                     165691                    81.46         6/29/2001
ALLIED PROPANE                                      165675                     2.62         6/29/2001
LEASE CORPORATI                                     165706                   502.98         6/29/2001
PENSKE ADMINSTR                                     165748                 2,348.87         6/29/2001
SFI                                                 165729                 3,595.19         6/29/2001
SFI                                                 165953                 1,055.45          7/2/2001
AJB SOFTWARE DESIGN INC                             165956                 4,111.00          7/3/2001
DAVID CUTLER INDUSTRIES                             165976                   344.00          7/3/2001
DEBORAH HARRY & ASSOCIATES                          165979                 1,255.53          7/3/2001
INTERNATIONAL LEASE CONSULTANT                      165993                 1,083.35          7/3/2001
SHANNON TRANSPORT, INC                              166032                 5,277.71          7/3/2001
VERIZON                                             166043                    31.03          7/3/2001
COLONIAL BANK N                                     166087                 9,795.00          7/5/2001
CORPORATE SOURC                                     166089                   186.55          7/5/2001
CUSTOMER SERVIC                                     166090                 1,400.00          7/5/2001

18


INDUSTRIAL BATT                                     166099                 1,189.46          7/5/2001
MONARCH MARKING                                     166106                 3,311.48          7/5/2001
MONET GRAPHICS,                                     166107                 2,005.25          7/5/2001
MONSTER.COM                                         166108                 3,625.00          7/5/2001
NEWSWEEK                                            166109                    21.00          7/5/2001
PHILADELPHIA BU                                     166111                    82.00          7/5/2001
PITNEY BOWES CR                                     166112                   390.91          7/5/2001
PROGRESSIVE BUS                                     166114                   195.50          7/5/2001
RR DONNELLEY RE                                     166121                 8,016.29          7/5/2001
SMITH FOX ASSOC                                     166122                   149.52          7/5/2001
STANDARD REGIST                                     166123                   276.34          7/5/2001
STERLING COMMER                                     166124                   372.77          7/5/2001
WARREN COMMUNIC                                     166126                   545.00          7/5/2001
XPECT FIRST AID                                     166128                    90.40          7/5/2001
BOROUGH OF PARAMUS BUILDING DEPAR                   166141                    50.00          7/6/2001
RON TEPNER-PETT                                     166119                 1,500.00          7/5/2001
RPE OUTSOURCING, LLC                                165661                22,916.56         6/28/2001
RITA'S WATER ICE                                    164213                   (60.00)        5/29/2001
SUBMITORDER.COM                                     164521               (14,500.00)         6/1/2001
Misc. Cr                                                                 (24,644.00)         6/1/2001

SubTotal                                                                 849,664.27


                                                   Selling
Vendor Name                                        Check #                Check Amt        Check Date
-----------                                        -------                ---------        ----------
ENVIRONMENTAL WASTE SOLUTIONS,                      164555                21,700.56          6/4/2001
FACILITY MAINTENANCE SERVICES                       164557                 3,333.27          6/4/2001
HYLAN ELECTRICAL CONTRACTING                        164562                   245.92          6/4/2001
MC SIGN COMPANY                                     164572                 2,908.13          6/4/2001
ROTO-ROOTER-NEWARK NJ                               164586                   169.95          6/4/2001
SECURITY CONNECTICUT                                164588                   649.20          6/4/2001
SPECIALTY STORE SERVICES, IN                        164599                   141.72          6/4/2001
AMEREN UE                                           164616                   136.09          6/6/2001
AMERITECH-IL                                        164617                   284.10          6/6/2001
BELLSOUTH - GA                                      164619                   810.54          6/6/2001
BELLSOUTH-NC                                        164620                   469.74          6/6/2001
CABLE & WIRELESS, INC                               164621                 6,746.08          6/6/2001
CINERGY/CG&E                                        164622                    40.90          6/6/2001
DUKE POWER                                          164629                   572.27          6/6/2001
FEDEX GROUND                                        164630                   176.79          6/6/2001
FPL FLORIDA POWER & LIGHT CO                        164631                   596.18          6/6/2001
FRESNO'S BEST CLEANING INC                          164632                    50.00          6/6/2001
IMPRESSIONS                                         164634                 1,068.59          6/6/2001
INDIANAPOLIS WATER COMPANY                          164635                     6.93          6/6/2001
KANSAS GAS SERVICE                                  164637                     7.20          6/6/2001
KENTUCKY UTILTIES COMPANY                           164638                   344.81          6/6/2001
LINCOLN ELECTRIC SYSTEM                             164639                    44.00          6/6/2001
MISSOURI-AMERICAN WATER                             164643                    11.85          6/6/2001
ORMAN CONSULTING, INC                               164645                 8,183.31          6/6/2001
PENN SECURITY CO                                    164646                   124.40          6/6/2001
PEPCO                                               164647                   484.09          6/6/2001

19

QWEST                                               164652                   398.55          6/6/2001
RELIANT ENERGY MINNEGASCO                           164653                     9.88          6/6/2001
S WALTER PACKAGING CORP                             164655                74,304.95          6/6/2001
SECURITY CONNECTICUT                                164657                   550.40          6/6/2001
SONITROL OF LONG BEACH                              164659                    98.40          6/6/2001
SONITROL SECURITY SERVICES,I                        164660                   267.00          6/6/2001
SPECIALTY STORE SERVICES, IN                        164661                 1,194.26          6/6/2001
TXU ELECTRIC                                        164663                   626.15          6/6/2001
VIRGINIA POWER                                      164666                 1,158.46          6/6/2001
XCEL ENERGY                                         164667                   357.92          6/6/2001
96TH & KEYSTONE SELF STORAGE                        164668                   530.00          6/6/2001
AMEREN UE                                           164698                   637.88          6/8/2001
AMERITECH-IL                                        164701                   879.52          6/8/2001
AMERITECH-MI                                        164702                 1,071.98          6/8/2001
ARIZONA PUBLIC SERVICE CO                           164704                   170.11          6/8/2001
ASPEN WASTE SYSTEMS, INC                            164705                   465.27          6/8/2001
BELLSOUTH - GA                                      164707                   574.28          6/8/2001
BELLSOUTH PUBLIC COMMUNICATION                      164708                   190.86          6/8/2001
BRODART                                             164713                    83.35          6/8/2001
CITY OF BREA                                        164718                    25.39          6/8/2001
CITY OF HURST                                       164719                    67.21          6/8/2001
CITY PUBLIC SERVICE                                 164720                   859.02          6/8/2001
COLUMBIA GAS OF OHIO                                164721                   110.68          6/8/2001
COLUMBIA GAS OF VIRGINA                             164722                    50.18          6/8/2001
CONEDISON                                           164723                   908.71          6/8/2001
CONSUMERS ENERGY                                    164724                     8.54          6/8/2001
CONSUMERS NEW JERSEY WATER COM                      164725                   275.01          6/8/2001
DELMARVA TRAILER SALES & RENTA                      164729                    74.75          6/8/2001
EASTCHESTER WINDOW CLEANING CO                      164732                    40.25          6/8/2001
EVESHAM MUNICIPAL                                   164734                   154.41          6/8/2001
FPL FLORIDA POWER & LIGHT CO                        164737                 1,123.06          6/8/2001
FRONTIER TELEPHONE OF ROCHESTE                      164738                   372.49          6/8/2001
INDIANAPOLIS POWER & LIGHT CO                       164741                   551.51          6/8/2001
KEYSPAN ENERGY DELIVERY                             164751                    16.42          6/8/2001
KEYSPAN ENERGY DELIVERY                             164752                     8.99          6/8/2001
MCEC                                                164765                   778.91          6/8/2001
NASHVILLE GAS                                       164767                     2.77          6/8/2001
NICOR GAS                                           164770                    31.82          6/8/2001
NICOR GAS                                           164771                    81.93          6/8/2001
NJ-AMERICAN WATER CO                                164772                   184.00          6/8/2001
NORTH SHORE GAS                                     164773                     6.88          6/8/2001
OMAHA PUBLIC POWER DISTRICT                         164774                   104.91          6/8/2001
PACIFIC BELL                                        164775                 2,101.20          6/8/2001
PECO ENERGY                                         164777                    10.35          6/8/2001
PEOPLES ENERGY                                      164779                    33.54          6/8/2001
PEPCO                                               164780                   549.02          6/8/2001
PSNC ENERGY                                         164785                     7.13          6/8/2001
PUBLIC SERVICE COMPANY OF OKLA                      164786                    41.16          6/8/2001
QWEST                                               164787                   408.02          6/8/2001
QWEST                                               164788                   418.79          6/8/2001
RELIANT ENERGY HLP                                  164791                   629.01          6/8/2001
SCANA ENERGY                                        164795                    10.41          6/8/2001

20

SECURITY SOLUTIONS                                  164797                 1,000.00          6/8/2001
SMUD-SACRAMENTO MUNICIPAL UTILITY                   164799                   721.31          6/8/2001
SOUTHWESTERN BELL                                   164800                 1,315.99          6/8/2001
SOUTHWESTERN BELL                                   164801                    41.00          6/8/2001
SOUTHWESTERN BELL                                   164802                   960.12          6/8/2001
SOUTHWESTERN BELL                                   164803                   509.11          6/8/2001
TXU ELECTRIC                                        164806                   324.48          6/8/2001
UGI UTILITIES, INC                                  164807                     2.80          6/8/2001
VERIZON                                             164809                   322.37          6/8/2001
VERIZON NORTHWEST                                   164810                 1,295.92          6/8/2001
VERIZON WIRELESS - NJ                               164811                   109.04          6/8/2001
WASHINGTON GAS                                      164813                   647.17          6/8/2001
WISCONSIN GAS COMPANY                               164815                    22.98          6/8/2001
4COMM INC.                                          164817                   466.96          6/8/2001
AMERITECH-IL                                        164835                   112.19         6/12/2001
BELLSOUTH - GA                                      164837                   104.29         6/12/2001
BELLSOUTH-NC                                        164838                   445.59         6/12/2001
BRODART                                             164840                    44.01         6/12/2001
C-THRU WINDOW CLEANING, LLC                         164841                    60.00         6/12/2001
CINCINNATI BELL COMPANY                             164844                   477.51         6/12/2001
CONEDISON                                           164846                 2,513.53         6/12/2001
FEDEX GROUND                                        164850                    10.50         6/12/2001
FINN POWER INC                                      164851                   294.50         6/12/2001
OCEANSIDE WINDOW CLEANING CO.                       164859                    23.51         6/12/2001
ORMAN CONSULTING, INC                               164860                   355.30         6/12/2001
PACIFIC BELL                                        164861                    75.29         6/12/2001
PSEG & CO                                           164866                 1,762.33         6/12/2001
PUBLIC SERVICE COMPANY OF COLORAD                   164867                   288.99         6/12/2001
QWEST                                               164868                   550.25         6/12/2001
QWEST                                               164869                    86.87         6/12/2001
RELIANT ENERGY HLP                                  164870                 1,093.60         6/12/2001
RUSH PLUMBING CO, INC                               164871                    75.00         6/12/2001
SERVICE 1ST-WINDOW CLEANING                         164875                    12.00         6/12/2001
TXU ELECTRIC                                        164877                   878.72         6/12/2001
UGI UTILITIES, INC                                  164878                    42.00         6/12/2001
VACUUM SYSTEMS INTERNATIONAL                        164881                   616.22         6/12/2001
VERIZON                                             164882                    46.27         6/12/2001
VERIZON WIRELESS - NJ                               164883                    43.18         6/12/2001
ACADEMY FIRE PROTECTION                             164897                   355.10         6/14/2001
ALLSTATE TRAILERS,INC                               164901                    74.69         6/14/2001
AMERICAN ELECTRIC POWER                             164903                   163.87         6/14/2001
AMERITECH-IL                                        164904                 1,643.99         6/14/2001
AMERITECH-MI                                        164905                   613.98         6/14/2001
ARIZONA PUBLIC SERVICE CO                           164907                 1,729.58         6/14/2001
AT&T                                                164908                27,506.84         6/14/2001
BALTIMORE GAS AND ELECTRIC CO                       164909                   465.90         6/14/2001
BELLSOUTH - GA                                      164910                   460.47         6/14/2001
BELLSOUTH-NC                                        164911                   944.19         6/14/2001
CHORUS @ MID PLAINS, INC.                           164913                   253.40         6/14/2001
CITY OF ST.CHARLES                                  164914                   548.44         6/14/2001
COMED                                               164915                 4,108.55         6/14/2001
CONECTIV POWER DELIVERY                             164916                 2,914.20         6/14/2001

21

CONNECTICUT LIGHT & POWER                           164917                   864.94         6/14/2001
CORPORATE SAFE SPECIALISTS                          164918                   317.40         6/14/2001
DUNBAR ARMORED                                      164921                    56.32         6/14/2001
EASTMAN MANAGEMENT CORP.                            164922                   423.50         6/14/2001
ENTERGY                                             164924                   719.15         6/14/2001
ENVIRONMENTAL WASTE SOLUTIONS,                      164925                   815.76         6/14/2001
FEDERAL CLEANING CONTRACTORS                        164926                    39.53         6/14/2001
GEORGIA POWER                                       164927                 2,209.47         6/14/2001
GPU ENERGY                                          164928                 1,090.80         6/14/2001
ICE MOUNTAIN SPRING WATER                           164929                    22.90         6/14/2001
LIPA LONG ISLAND POWER AUTHORITY                    164932                   669.54         6/14/2001
MARKETING DISPLAYS INT'L                            164933                 1,148.20         6/14/2001
MOTHER GOOSE BALLOONS & HELIUM IN                   164936                    57.24         6/14/2001
NEVADA POWER CO                                     164937                   548.79         6/14/2001
NIAGARA MOHAWK POWER CORPORATION                    164938                   377.54         6/14/2001
NOVEC                                               164939                   852.00         6/14/2001
ORMAN CONSULTING, INC                               164940                30,425.00         6/14/2001
PP&L                                                164942                 1,826.18         6/14/2001
PSEG & CO                                           164943                   315.04         6/14/2001
PUGET SOUND ENERGY                                  164944                   235.27         6/14/2001
QWEST                                               164945                   285.93         6/14/2001
QWEST                                               164946                   451.43         6/14/2001
QWEST                                               164947                   664.53         6/14/2001
R GRIFFITH ASSOC, INC                               164948                    81.59         6/14/2001
REGENCY LIGHTING                                    164949                 4,685.66         6/14/2001
RELIANT ENERGY HLP                                  164951                   966.33         6/14/2001
SAN DIEGO GAS & ELECTRIC                            164957                 2,062.69         6/14/2001
SONITROL OF WESTERN KENTUCKY                        164958                    89.00         6/14/2001
SOUTHWESTERN BELL                                   164959                   442.67         6/14/2001
SOUTHWESTERN BELL                                   164960                   444.52         6/14/2001
T&R PEST CONTROL,INC                                164963                   118.19         6/14/2001
TABLECLOTH                                          164964                   286.46         6/14/2001
TECO TEMPA ELECTRIC                                 164965                    37.97         6/14/2001
TXU ELECTRIC                                        164967                 1,618.23         6/14/2001
TYLER MOUNTAIN WATER CO.                            164968                    30.74         6/14/2001
VACUUM SYSTEMS INTERNATIONAL                        164969                    19.19         6/14/2001
VERIZON                                             164971                   151.80         6/14/2001
VERIZON                                             164972                   200.61         6/14/2001
VERIZON                                             164974                 1,414.12         6/14/2001
VERIZON - MD                                        164975                   202.06         6/14/2001
VERIZON SOUTHWEST                                   164976                   407.61         6/14/2001
VERIZON WIRELESS - NJ                               164977                    54.04         6/14/2001
VIRGINIA POWER                                      164978                 1,222.67         6/14/2001
WALTON EMC                                          164979                   109.12         6/14/2001
WASHINGTON INVENTORY SERVICE                        164980                22,103.90         6/14/2001
WISCONSIN ELECTRIC POWER CO                         164981                   201.73         6/14/2001
XCEL ENERGY                                         164982                   541.39         6/14/2001
4COMM INC.                                          164983                   113.93         6/14/2001
BELLSOUTH-NC                                        165175                    31.07         6/15/2001
CONNECTICUT LIG                                     165179                 1,178.02         6/15/2001
DUNBAR ARMORED                                      165187                    57.14         6/15/2001
EDMAR CORPORATI                                     165188                   402.25         6/15/2001

22

ELIZABETHTOWN W                                     165189                    57.95         6/15/2001
KENTUCKY - AMER                                     165199                    18.06         6/15/2001
KEYSPAN ENERGY                                      165200                     8.01         6/15/2001
MARKETING DISPL                                     165204                   396.92         6/15/2001
METROPOLITAN UT                                     165206                     5.25         6/15/2001
NEWTOWN SEWER A                                     165211                    10.58         6/15/2001
NICOR GAS                                           165212                    66.26         6/15/2001
OKLAHOMA NATURA                                     165214                    13.89         6/15/2001
OZARKA NATURAL                                      165215                    13.75         6/15/2001
PECO ENERGY                                         165216                     9.53         6/15/2001
PIEDMONT NATURA                                     165217                    26.22         6/15/2001
R GRIFFITH ASSO                                     165218                   961.11         6/15/2001
SYSTEMS TRANSPO                                     165224                   300.00         6/15/2001
UNISERVE INTERN                                     165225                 9,713.80         6/15/2001
VIRGINIA-AMERIC                                     165227                    26.85         6/15/2001
MAX INTERNATION                                     165290                 1,643.93         6/18/2001
MAX INTERNATION                                     165505                   622.56         6/22/2001
MAX INTERNATION                                     166105                   191.96          7/5/2001
Misc. DRs                                             WIRE                23,163.64         6/14/2001
AMERICAN ELECTR                                     165239                 1,261.28         6/18/2001
CALPERS/SUNSET                                      165244                     0.16         6/18/2001
CONNECTICUT LIG                                     165256                 1,889.99         6/18/2001
CONSUMERS ENERG                                     165257                    43.77         6/18/2001
DAYTON POWER AN                                     165260                   720.48         6/18/2001
DETROIT EDISON                                      165263                   556.15         6/18/2001
DUKE POWER                                          165264                 1,747.77         6/18/2001
EASTON TOWN CEN                                     165265                     1.64         6/18/2001
ENTEX                                               165266                     9.33         6/18/2001
GEORGIA POWER                                       165270                 1,365.96         6/18/2001
GPU ENERGY                                          165271                 2,071.28         6/18/2001
ICE MOUNTAIN SP                                     165273                    14.50         6/18/2001
KEYSPAN ENERGY                                      165285                    31.21         6/18/2001
LIPA LONG ISLAN                                     165287                 1,553.87         6/18/2001
MAX INTERNATIONAL                                   164642                   335.00          6/6/2001
MISSOURI GAS EN                                     165296                    15.16         6/18/2001
MISSOURI-AMERIC                                     165297                     1.08         6/18/2001
NEWTOWN SEWER A                                     165305                    12.63         6/18/2001
NSTAR ELECTRIC                                      165307                   769.19         6/18/2001
PEOPLES NATURAL                                     165311                    24.52         6/18/2001
SOUTHWEST GAS C                                     165328                     2.24         6/18/2001
SPECIALTY STORE                                     165329                 1,762.29         6/18/2001
TABLECLOTH                                          165334                   205.45         6/18/2001
UNITED WATER NE                                     165343                    23.53         6/18/2001
VERIZON                                             165345                    59.22         6/18/2001
VIRGINIA NATURA                                     165347                    16.73         6/18/2001
VIRGINIA POWER                                      165348                 2,190.05         6/18/2001
WASHINGTON GAS                                      165349                    10.09         6/18/2001
WASHINGTON INVE                                     165350                 6,000.00         6/18/2001
WATER-SEWER DIV                                     165351                     8.11         6/18/2001
WATERCHOICE                                         165352                    25.55         6/18/2001
ZERO GRAVITY AC                                     165353                    60.77         6/18/2001
4COMM INC.                                          165354                   250.00         6/18/2001

23

CLEANWAY L S INC.                                   165379                 6,356.96         6/20/2001
ABC ALARM & SECURITY CORP                           165384                   575.30         6/21/2001
ALL MAINTENANCE ELECTRIC                            165385                   204.87         6/21/2001
ALTO SIGN, INC                                      165386                 1,880.00         6/21/2001
AMERITECH-MI                                        165387                   154.50         6/21/2001
CONNECTICUT NATURAL GAS CORPORATIO                  165391                    52.15         6/21/2001
EHRLICH                                             165397                    86.92         6/21/2001
FACILITY MAINTENANCE SERVICES                       165399                 2,140.93         6/21/2001
FEDEX GROUND                                        165402                    21.00         6/21/2001
FRONTIER COMMUNICATIONS                             165403                   567.33         6/21/2001
GPU ENERGY                                          165406                 2,339.56         6/21/2001
KEYSPAN ENERGY DELIVERY                             165415                     8.07         6/21/2001
LIPA LONG ISLAND POWER AUTHORITY                    165416                   903.36         6/21/2001
MAGNETIC SPRINGS WATER COMPANY                      165417                    17.83         6/21/2001
MC SIGN COMPANY                                     165418                 1,958.59         6/21/2001
NASHVILLE GAS                                       165423                    37.35         6/21/2001
ORMAN CONSULTING, INC                               165425                 3,547.66         6/21/2001
PACIFIC WEST SECURITY INC                           165426                   125.46         6/21/2001
PIEDMONT NATURAL GAS CO                             165430                     3.24         6/21/2001
PSEG & CO                                           165433                 5,287.96         6/21/2001
PSNH CREDIT DEPARTMENT                              165434                   965.84         6/21/2001
R GRIFFITH ASSOC, INC                               165435                   157.55         6/21/2001
REGENCY LIGHTING                                    165436                   152.36         6/21/2001
ROLLINS WINDOW CLEANING SERVICES                    165441                    86.00         6/21/2001
ROTO-ROOTER-CHARLOTTE                               165442                   103.95         6/21/2001
SAN DIEGO GAS & ELECTRIC                            165445                 1,235.84         6/21/2001
SONITROL OF GREATER WASHINGTON                      165446                   124.00         6/21/2001
TABLECLOTH                                          165448                    28.66         6/21/2001
TXU GAS                                             165450                    12.77         6/21/2001
VERIZON                                             165453                    66.14         6/21/2001
VERIZON                                             165454                   732.56         6/21/2001
VERIZON WIRELESS - NJ                               165455                    61.91         6/21/2001
WALTON EMC                                          165457                 1,122.78         6/21/2001
ADP, INC                                            165458                 2,208.15         6/21/2001
ADVANCED LOCK &                                     165471                    87.98         6/22/2001
ALABAMA POWER                                       165472                 1,482.37         6/22/2001
AMERITECH-IL                                        165473                   509.81         6/22/2001
AMERITECH-MI                                        165474                 1,085.26         6/22/2001
AT&T                                                165475                   306.96         6/22/2001
CALIFORNIA SIGN                                     165480                   882.32         6/22/2001
CINCINNATI BELL                                     165482                    67.51         6/22/2001
COBB ELECTRIC M                                     165484                 1,781.50         6/22/2001
COLUMBIA GAS                                        165485                    21.43         6/22/2001
COLUMBIA GAS OF                                     165486                    58.30         6/22/2001
CONEDISON                                           165487                 3,341.53         6/22/2001
DUNBAR ARMORED                                      165489                    57.14         6/22/2001
ENTEX                                               165490                    37.72         6/22/2001
FACILITY MAINTE                                     165491                   530.00         6/22/2001
HINCKLEY SPRING                                     165494                    24.21         6/22/2001
MAX INTERNATIONAL                                   166006                   184.69          7/3/2001
KENTUCKY UTILTI                                     165500                   518.64         6/22/2001
LINCOLN ELECTRI                                     165502                   372.88         6/22/2001

24

LIPA LONG ISLAN                                     165503                   280.02         6/22/2001
METRO TECH SERVICE CORP                             165656                 3,146.44         6/28/2001
MC SIGN COMPANY                                     165506                 1,057.51         6/22/2001
MCI WORLDCOM CO                                     165507                     9.52         6/22/2001
MOBILE MINI, INC                                    165509                   138.62         6/22/2001
OCEANSIDE WINDO                                     165511                    15.17         6/22/2001
ORMAN CONSULTIN                                     165512                   745.00         6/22/2001
METRO TECH SERVICE CORP                             166011                   424.00          7/3/2001
PSEG & CO                                           165516                 2,069.58         6/22/2001
PUGET SOUND ENE                                     165517                   769.39         6/22/2001
REGENCY LIGHTIN                                     165518                   909.91         6/22/2001
ROTO-ROOTER-NEW                                     165519                   273.90         6/22/2001
SAN DIEGO GAS &                                     165520                 1,838.11         6/22/2001
SCANA ENERGY                                        165521                    16.57         6/22/2001
SONITROL SECURI                                     165524                   763.65         6/22/2001
SOUTH JERSEY GA                                     165525                    20.72         6/22/2001
SOUTHERN CALIFO                                     165526                   113.16         6/22/2001
SOUTHWEST GAS C                                     165527                    14.57         6/22/2001
SOUTHWESTERN BE                                     165528                   432.50         6/22/2001
SOUTHWESTERN BE                                     165529                   358.87         6/22/2001
SOUTHWESTERN BE                                     165530                   624.42         6/22/2001
SOUTHWESTERN BE                                     165531                   442.45         6/22/2001
SOUTHWESTERN BE                                     165532                 1,237.04         6/22/2001
SRP                                                 165533                 1,958.14         6/22/2001
TERMINIX INTERN                                     165536                    36.00         6/22/2001
TERMINIX INTERN                                     165537                    44.48         6/22/2001
TXU ELECTRIC                                        165539                 1,564.88         6/22/2001
TYLER MOUNTAIN                                      165540                    30.74         6/22/2001
VACUUM SYSTEMS                                      165542                 2,933.92         6/22/2001
VERIZON - MD                                        165543                   531.40         6/22/2001
VERIZON NORTHWE                                     165544                    40.05         6/22/2001
VERIZON SOUTHWE                                     165545                   471.95         6/22/2001
VERIZON WIRELES                                     165546                    53.87         6/22/2001
4COMM INC.                                          165547                   614.00         6/22/2001
AMERICAN ELECTRIC POWER                             165568                 2,024.03         6/26/2001
BOYS & GIRLS CLUBS OF SCOTTSDALE                    165571                    70.00         6/26/2001
CHILDREN'S HOSPITAL                                 165572                   185.10         6/26/2001
CHILDREN'S NETWORK                                  165573                   165.17         6/26/2001
CLEANWAY L S INC.                                   165577                11,814.96         6/26/2001
CREATIVE YEARS PRESCHOOL                            165580                    78.00         6/26/2001
DAYTON PUBLIC SCHOOLS HEAD START                    165582                    29.99         6/26/2001
DUNBAR ARMORED                                      165584                    56.88         6/26/2001
FEDEX GROUND                                        165585                    10.50         6/26/2001
FLORIDA POWER                                       165587                 2,112.05         6/26/2001
FRANKLIN MAG SCHOOL                                 165588                    35.00         6/26/2001
FRENCH EMERGANCE SCHOOL OF                          165589                   253.00         6/26/2001
HARBOR DAY CARE                                     165591                     7.76         6/26/2001
ICE MOUNTAIN SPRING WATER                           165592                    17.66         6/26/2001
ILLUMINATING CO                                     165593                 4,484.72         6/26/2001
INTERFAITH HOUSING COALITION                        165594                   425.26         6/26/2001
INTERMOUNTAIN CHRISTIAN SCHOOL                      165595                    24.16         6/26/2001
LA PETITE PRESCHOOL                                 165599                    37.50         6/26/2001

25

LG&E COMPANY                                        165601                 1,234.52         6/26/2001
LIPA LONG ISLAND POWER AUTHORITY                    165602                 2,483.88         6/26/2001
MADISON GAS & ELECTRIC                              165605                    81.40         6/26/2001
MILE HIGH DOWN SYNDROME ASSOC                       165607                   176.00         6/26/2001
NHECA                                               165608                    25.75         6/26/2001
NORTH SHORE GAS                                     165609                   137.60         6/26/2001
OKLAHOMA NATURAL GAS COMPANY                        165610                   164.97         6/26/2001
ORMAN CONSULTING, INC                               165611                 7,458.09         6/26/2001
PSEG & CO                                           165612                 1,991.87         6/26/2001
PUBLIC SERVICE COMPANY OF COLORADO                  165613                 1,946.08         6/26/2001
RAINBOW HOUSE                                       165614                   322.56         6/26/2001
RICHMOND CHILDREN CENTER                            165615                    66.20         6/26/2001
RJ LACHMAN, INC                                     165617                45,216.00         6/26/2001
ROBERT FROST ELEM                                   165618                    18.41         6/26/2001
SCANA ENERGY                                        165622                   290.32         6/26/2001
SCARSDALE FRIENDS NURSERY SCHOOL                    165623                    20.62         6/26/2001
SECURITY CONNECTICUT                                165624                 2,293.40         6/26/2001
TXU GAS                                             165631                    22.89         6/26/2001
UCP OF CHARLOTTE                                    165632                   145.97         6/26/2001
WASHINGTON GAS                                      165633                 1,036.82         6/26/2001
CITY OF SCOTTSDALE                                  165643                   200.00         6/28/2001
FRANK'S PARKING SERVICES                            165648                   140.00         6/28/2001
LACOURSE MARKETING COMMUNICATIONS                   165655                 5,000.00         6/28/2001
REGENCY LIGHTING                                    165659                 1,445.47         6/28/2001
RYDER TRANSPORTATION                                165662                   250.00         6/28/2001
VACUUM SYSTEMS INTERNATIONAL                        165665                     7.15         6/28/2001
WAYTEK                                              165666                   455.45         6/28/2001
WINDSOR MARKETING GROUP                             165667                 5,896.55         6/28/2001
VERIZON WIRELES                                     165743                   128.96         6/29/2001
BELLSOUTH - GA                                      165683                   103.53         6/29/2001
VERIZON                                             165738                    45.68         6/29/2001
VIRGINIA POWER                                      165745                 1,759.72         6/29/2001
BALTIMORE GAS A                                     165682                    28.35         6/29/2001
AMERITECH-IL                                        165677                 1,614.40         6/29/2001
PP&L                                                165720                 1,627.91         6/29/2001
COBB ELECTRIC M                                     165687                 1,434.31         6/29/2001
CABLE & WIRELES                                     165684                60,083.28         6/29/2001
SONITROL OF CEN                                     165730                   496.69         6/29/2001
WATCHUNG SPRING                                     165746                    29.71         6/29/2001
PECO ENERGY                                         165717                    51.80         6/29/2001
CP & L                                              165690                 2,148.92         6/29/2001
ORMAN CONSULTIN                                     165715                12,467.59         6/29/2001
SONITROL OF IND                                     165731                   255.00         6/29/2001
PACIFIC BELL                                        165716                 1,087.56         6/29/2001
AMERITECH-MI                                        165678                   544.81         6/29/2001
MIDDLE TENNESSE                                     165710                    42.10         6/29/2001
MLGW                                                165712                 1,137.22         6/29/2001
DUNBAR ARMORED                                      165694                   210.99         6/29/2001
QWEST                                               165722                   960.76         6/29/2001
QWEST                                               165723                 1,487.00         6/29/2001
SPRINT                                              165732                   212.11         6/29/2001
QWEST                                               165724                   712.49         6/29/2001

26

SRP                                                 165733                 1,822.01         6/29/2001
DUBLIN BACKFLOW                                     165693                   295.00         6/29/2001
ARIZONA PUBLIC                                      165680                 2,674.00         6/29/2001
CITIZENS WATER                                      165686                     6.63         6/29/2001
FRONTIER COMMUN                                     165697                   577.44         6/29/2001
VERIZON NORTHWE                                     165742                 1,697.79         6/29/2001
CINERGY/CG&E                                        165685                    70.34         6/29/2001
CONSUMERS ENERG                                     165688                    65.91         6/29/2001
VERIZON                                             165739                    52.61         6/29/2001
ROCHESTER GAS A                                     165727                 2,207.70         6/29/2001
NATIONAL FUEL G                                     165713                   169.86         6/29/2001
ICE MOUNTAIN SP                                     165700                    21.82         6/29/2001
AT&T                                                165681                    15.87         6/29/2001
KEYSPAN ENERGY                                      165703                    33.03         6/29/2001
ALLTEL                                              165676                   370.93         6/29/2001
GPU ENERGY                                          165699                 3,043.92         6/29/2001
TERMINIX INTERN                                     165734                    31.53         6/29/2001
KEYSPAN ENERGY                                      165704                    43.50         6/29/2001
METRO DOOR ROME                                     165709                   510.00         6/29/2001
VERIZON                                             165740                    66.15         6/29/2001
OG&E ELECTRIC S                                     165714                 1,981.88         6/29/2001
VERIZON                                             165741                 1,097.92         6/29/2001
TXU ELECTRIC                                        165737                 2,095.78         6/29/2001
REBATE CHECKS                                         WIRE                    80.00          6/4/2001
REBATE CHECKS                                         WIRE                   420.00          6/5/2001
REBATE CHECKS                                         WIRE                   180.00          6/6/2001
REBATE CHECKS                                         WIRE                    40.00          6/7/2001
REBATE CHECKS                                         WIRE                   105.00          6/8/2001
REBATE CHECKS                                         WIRE                   180.00         6/11/2001
REBATE CHECKS                                         WIRE                   100.00         6/12/2001
ACADEMY FIRE PROTECTION                             165954                    39.75          7/3/2001
ADT SECURITY SERVICES                               165955                39,269.84          7/3/2001
REBATE CHECKS                                         WIRE                   140.00         6/13/2001
AMERICAN PASTIME                                    165959                   531.00          7/3/2001
AMERITECH-IL                                        165961                   683.70          7/3/2001
AMERITECH-MI                                        165962                   238.95          7/3/2001
REBATE CHECKS                                         WIRE                    80.00         6/14/2001
BALTIMORE GAS AND ELECTRIC CO                       165966                 3,119.41          7/3/2001
BELLSOUTH - GA                                      165967                 1,403.79          7/3/2001
BELLSOUTH-NC                                        165968                   483.93          7/3/2001
CITY OF HURST                                       165971                   167.81          7/3/2001
CITY OF SCOTTSDALE                                  165972                    39.55          7/3/2001
CONSUMERS ENERGY                                    165973                    23.89          7/3/2001
REBATE CHECKS                                         WIRE                    20.00         6/15/2001
DUKE POWER                                          165981                 1,078.77          7/3/2001
EASTON TOWN CENTER SITE #952                        165982                    19.08          7/3/2001
ENVIRONMENTAL WASTE SOLUTIONS,                      165984                22,521.95          7/3/2001
FPL FLORIDA POWER & LIGHT CO                        165987                 6,459.59          7/3/2001
GEORGIA POWER                                       165989                 1,882.95          7/3/2001
INDIAN CHIEF FIRE CO                                165991                    37.00          7/3/2001
INDIANAPOLIS WATER COMPANY                          165992                    54.56          7/3/2001
KNOXVILLE UTILITIES BOARD                           166002                 1,607.40          7/3/2001

27

MARKETING DISPLAYS INT'L                            166005                   796.58          7/3/2001
REBATE CHECKS                                                                120.00         6/18/2001
MC SIGN COMPANY                                     166008                 3,611.49          7/3/2001
MCI WORLDCOM COMM SERVICE                           166009                    16.15          7/3/2001
REBATE CHECKS                                                                240.00         6/19/2001
METROPOLITAN UTILITIES DISTRICT                     166012                    11.72          7/3/2001
MILE HIGH CHEER                                     166013                   350.34          7/3/2001
REBATE CHECKS                                                                260.00         6/20/2001
NEVADA POWER CO                                     166015                 2,748.30          7/3/2001
NIAGARA MOHAWK POWER CORPORATIO                     166016                 1,770.34          7/3/2001
NJ NATURAL GAS CO                                   166017                    29.90          7/3/2001
NJ-AMERICAN WATER CO                                166018                    54.57          7/3/2001
NORTH SHORE GAS                                     166019                    26.50          7/3/2001
PACIFIC BELL                                        166020                   294.03          7/3/2001
PEPCO                                               166021                 1,392.14          7/3/2001
PSEG & CO                                           166024                 2,140.50          7/3/2001
QWEST                                               166025                    21.31          7/3/2001
ROSEVILLE TELEPHONE COMPANY                         166028                    38.40          7/3/2001
SAN DIEGO GAS & ELECTRIC                            166029                 5,012.35          7/3/2001
SCE&G                                               166030                    14.36          7/3/2001
SECURITY SOLUTIONS                                  166031                    12.64          7/3/2001
SONITROL OF LONG BEACH                              166033                    98.40          7/3/2001
SOUTHWEST GAS CORPORATION                           166034                     7.61          7/3/2001
SOUTHWESTERN BELL                                   166035                   801.75          7/3/2001
SPECIAL ELECTRONIC SYSTEMS, CORP                    166036                    91.26          7/3/2001
SPRINT                                              166037                   462.68          7/3/2001
T&R PEST CONTROL,INC                                166038                    74.70          7/3/2001
TXU ELECTRIC                                        166039                 1,201.90          7/3/2001
UGI UTILITIES, INC                                  166040                     9.80          7/3/2001
VERIZON                                             166042                   137.56          7/3/2001
VERIZON                                             166044                    20.51          7/3/2001
VERIZON                                             166045                   951.94          7/3/2001
VERIZON WIRELESS - NJ                               166046                   109.04          7/3/2001
VIRGINIA POWER                                      166047                 1,720.27          7/3/2001
VIRGINIA-AMERICAN WATER CO.                         166048                   104.80          7/3/2001
ZAP PEST CONTROL                                    166049                    61.48          7/3/2001
S WALTER PACKAGING CORP                             166065                58,638.00          7/3/2001
AMERICAN FIRE P                                     166082                   150.00          7/5/2001
BRODART                                             166084                   180.52          7/5/2001
REBATE CHECKS                                                                 80.00         6/22/2001
CLEGG'S TERMITE                                     166086                   125.00          7/5/2001
CORPORATE SAFE                                      166088                   320.00          7/5/2001
DELMARVA TRAILE                                     166091                    74.75          7/5/2001
REBATE CHECKS                                                                 20.00         6/25/2001
EDISON FIRE EXT                                     166093                    88.71          7/5/2001
FACILITY MAINTE                                     166094                    85.00          7/5/2001
FASTENERS FOR R                                     166095                   527.50          7/5/2001
FEDEX GROUND                                        166096                    10.50          7/5/2001
FINN POWER INC                                      166097                   219.00          7/5/2001
J R HOLMES                                          166100                   100.00          7/5/2001
LAS TRAMPAS ELE                                     166103                    80.00          7/5/2001
MARKETING DISPL                                     166104                   151.69          7/5/2001

28

REBATE CHECKS                                                                500.00         6/26/2001
ORKIN PEST CONT                                     166110                     5.66          7/5/2001
REBATE CHECKS                                                                 40.00         6/27/2001
R GRIFFITH ASSO                                     166116                    45.18          7/5/2001
REGENCY LIGHTIN                                     166117                 1,360.77          7/5/2001
REHRIG INTERNAT                                     166118                22,702.41          7/5/2001
REBATE CHECKS                                                                 60.00         6/28/2001
ROTO-ROOTER-NEW                                     166120                   162.16          7/5/2001
TERMINIX INTERN                                     166125                    88.96          7/5/2001
EIGHTEEN LUMBER, INC                                166143                   848.00          7/6/2001
MARKETING DISPLAYS INT'L                            166144                   506.23          7/6/2001
REBATE CHECKS                                                                 40.00         6/29/2001
REBATE CHECKS                                                                 20.00          7/2/2001
REBATE CHECKS                                                                 10.00          7/3/2001
REBATE CHECKS                                                                 40.00          7/6/2001
DUNBAR ARMORED                                      164181               (23,163.64)        5/29/2001

SubTotal                                                                 793,017.05

              Selling-Advertising
Vendor Name                                        Check #                Check Amt      Check Date
-----------                                        -------                ---------      ----------
AMERICOMM                                           164535                 5,200.00          6/4/2001
US POSTMASTER                                       164665                 1,940.00          6/6/2001
AMERICAN COLOR GRAPHICS                             164687               119,052.20          6/7/2001
Wires                                                 WIRE                    21.72          6/4/2001
Wires                                                 WIRE                92,285.28          6/5/2001
Wires                                                 WIRE               138,381.95          6/6/2001
Wires                                                 WIRE                82,025.25          6/7/2001
Wires                                                 WIRE                     7.77          6/8/2001
DATAVANTAGE CORPORATION                             164848                37,400.00         6/12/2001
GA COMMUNICATIONS, INC                              164852                 1,705.08         6/12/2001
US POSTMASTER                                       164879                   662.32         6/12/2001
AMERICAN COLOR GRAPHICS                             164902               162,535.07         6/14/2001
APPLE PRESS                                         165173                 1,311.00         6/15/2001
Wires                                                 WIRE                     5.66         6/11/2001
Wires                                                 WIRE                    21.39         6/12/2001
Wires                                                 WIRE                     5.68         6/13/2001
Wires                                                 WIRE                     6.14         6/14/2001
Wires                                                 WIRE                    21.41         6/15/2001
Misc. DRs                                             WIRE               237,307.00         6/14/2001
FULFILLMENT XCE                                     165268                41,349.03         6/18/2001
GA COMMUNICATIONS, INC                              165404                   108.12         6/21/2001
INDEPENDENCE PRESS, INC                             165409                   468.00         6/21/2001
US POSTMASTER                                       165452                   680.00         6/21/2001
Wires                                                                         10.02         6/18/2001
Wires                                                                     10,289.48         6/19/2001
Wires                                                                         14.00         6/20/2001
Wires                                                                          5.35         6/21/2001
Wires                                                                         13.48         6/22/2001
AMERICAN COLOR                                      165561               305,599.13         6/25/2001
GA COMMUNICATIONS, INC                              165649                27,916.92         6/28/2001

29

QUEBECOR WORLD                                      165721                 1,062.60         6/29/2001
GA COMMUNICATIO                                     165698                17,832.50         6/29/2001
APPLE PRESS                                         165679                 5,138.31         6/29/2001
FALA DIRECT MAR                                     165696                 3,603.98         6/29/2001
MBS/MULTIMODE,                                      165708                57,028.60         6/29/2001
Wires                                                                        125.00         6/25/2001
Wires                                                                         29.44         6/28/2001
Wires                                                                         28.40         6/29/2001
AMERICOMM                                           165960                 5,650.00          7/3/2001
MBS/MULTIMODE, INC.                                 166007                 2,447.60          7/3/2001
US POSTMASTER                                       166041                 4,754.90          7/3/2001
APPLE PRESS                                         166083                 2,554.00          7/5/2001
GA COMMUNICATIO                                     166098                 1,718.30          7/5/2001
Wires                                                                    193,406.83          7/2/2001
Wires                                                                    243,218.71          7/3/2001
Wires                                                                         37.78          7/6/2001

SubTotal                                                               1,804,985.40

            Selling-Charity Rebates
Vendor Name                                        Check #                Check Amt      Check Date
-----------                                        -------                ---------      ----------
AMERICAN ASSOCIATION OF ZOOKEEP                     164534                   111.00          6/4/2001
BEAR CREEK NATURE CENTER                            164537                    77.18          6/4/2001
FOSTER                                              164558                    97.50          6/4/2001
GORDON WOOD CAMP & CONFERENCE CT                    164560                   289.65          6/4/2001
HAYFIELD ELEMENTARY - SPECIAL OLYM                  164561                   173.65          6/4/2001
MAT TROTTERS                                        164570                   190.57          6/4/2001
MIRA MESA EAST GIRL SCOUTS                          164573                   153.80          6/4/2001
NIGHTMARE                                           164577                   189.83          6/4/2001
P&E ELEMENTARY                                      164578                    96.50          6/4/2001
PARKVIEW DESTINATION IMAGINA                        164579                    34.06          6/4/2001
PETSMART                                            164580                    56.32          6/4/2001
ROOSEVELT WRESTLING                                 164585                   141.00          6/4/2001
THE HUNGER NETWORK OF GREATE                        164590                   947.11          6/4/2001
THE LEUKEMIA & LYMPHOMA SOCI                        164591                   116.69          6/4/2001
WEDDINGTON HIGH SCHOOL LIBRA                        164593                    35.60          6/4/2001
WEST SIDE YMCA                                      164594                   325.00          6/4/2001
WEST VALLEY BAPTIST CHURCH                          164595                   123.30          6/4/2001
AMERICAN CANCER SOCIETY                             164699                    29.50          6/8/2001
AMERICAN DIABETES ASSOCIATION                       164700                   170.00          6/8/2001
ANCHOR CENTER FOR BLIND CHILDREN                    164703                   332.90          6/8/2001
BOWLING GREEN PRIMARY PTA                           164712                    20.24          6/8/2001
LA PETITE ACADEMY                                   164755                    10.47          6/8/2001
LEUKEMIA&LYMPHOMA SOCIETY                           164758                     4.33          6/8/2001
MADISON BLAZE                                       164763                   188.80          6/8/2001
NEBRASKA HUMANE SOCIETY                             164768                   259.47          6/8/2001
PEER LEADERSHIP                                     164778                   114.91          6/8/2001
PETSMART FOR PAY A BUCK                             164781                   198.73          6/8/2001
PILGRIM LUTHERAN                                    164783                   331.21          6/8/2001
WAKE MED FOUNDATION                                 164812                    30.00          6/8/2001
ZERO GRAVITY ACROBATS                               164816                    52.55          6/8/2001

30

PILGRAM SCHOOL                                      164862                   200.30         6/12/2001
PLIGRAM SCHOOL                                      164864                    32.42         6/12/2001
SAFE KIDS COALITION                                 164873                    47.20         6/12/2001
VAST                                                164970                   910.00         6/14/2001
CONCORD INVADER                                     165255                   176.63         6/18/2001
GALILEE UNTIED                                      165269                    19.57         6/18/2001
GRACE CHURCH                                        165272                   173.02         6/18/2001
JEWISH DAY SCHO                                     165278                   125.30         6/18/2001
LOUNDOUN COUNTY                                     165288                   135.15         6/18/2001
PETSMART                                            165312                    25.84         6/18/2001
PILGRAM SCHOOL                                      165315                   215.00         6/18/2001
PUTNUM CITY WES                                     165317                   206.55         6/18/2001
RACE FOR THE CU                                     165318                     7.78         6/18/2001
SKY BLUE MESA E                                     165325                    78.00         6/18/2001
ST FRANCIS XAVI                                     165330                    32.72         6/18/2001
THE CAROUSEL- A                                     165337                    26.60         6/18/2001
THE LEUKEMIA &                                      165338                   103.00         6/18/2001
THE NICK BREACH                                     165339                    39.21         6/18/2001
TIMBERWOLF TAEK                                     165340                    67.45         6/18/2001

SubTotal                                                                   7,523.61

                                           Expense Reimbursement
Vendor Name                                        Check #                Check Amt      Check Date
-----------                                        -------                ---------      ----------
ALEXIS COOPER                                       164533                    90.00          6/4/2001
APRIL HENNESSEY                                     164536                    11.55          6/4/2001
BERT BALLIET                                        164538                   489.56          6/4/2001
CHERYL LUTZ                                         164539                   234.89          6/4/2001
CHRIS HALKYARD                                      164540                   606.91          6/4/2001
CHRIS HOGARTH                                       164541                   165.23          6/4/2001
CHRIS MILLIGAN                                      164542                    23.28          6/4/2001
CORY MCDERMOTT                                      164543                   606.22          6/4/2001
DAN LAFFERTY                                        164545                   332.58          6/4/2001
DAVID APFEL                                         164546                   141.15          6/4/2001
DAVID E YOUNG                                       164547                   448.40          6/4/2001
DAVID KUTULIS                                       164548                   673.70          6/4/2001
DAVID LARSON                                        164549                   463.35          6/4/2001
DAVID POPE                                          164550                    49.10          6/4/2001
DAWN CHERRY                                         164551                   113.40          6/4/2001
DAWN P HOLLAND                                      164552                   213.63          6/4/2001
DEBORAH GROPMAN                                     164553                    41.98          6/4/2001
DEBRA GATTUSO                                       164554                    80.60          6/4/2001
EUGENIA DENNIS                                      164556                    20.00          6/4/2001
GANNON WILLIAMS                                     164559                   146.00          6/4/2001
JAMES MILLER                                        164563                    40.62          6/4/2001
JENNIFER BRUESTLE                                   164564                   283.32          6/4/2001
JOANIE BARTELS                                      164565                   234.50          6/4/2001
JOHN ABNER                                          164566                 1,000.00          6/4/2001
KEITH MINICH                                        164567                   604.10          6/4/2001
KYLE HIPPLE                                         164568                   321.98          6/4/2001
MARIA V HUNTINGTON                                  164569                    35.60          6/4/2001

31

MAUREEN MOFFIT                                      164571                    53.44          6/4/2001
MONICA REILLY                                       164574                   192.00          6/4/2001
NANCY MCGEE                                         164575                    42.00          6/4/2001
NICOLE CASSARINO                                    164576                 1,916.35          6/4/2001
PEYTON POWELL                                       164581                   120.48          6/4/2001
PHILIP C, MYERS, JR.                                164582                    45.82          6/4/2001
REGINA GONCALVES                                    164583                   706.21          6/4/2001
ROBERT VENTULETH                                    164584                    12.00          6/4/2001
SABRINA YANNASCOLI                                  164587                    57.05          6/4/2001
STACEY HARGER                                       164589                 1,459.44          6/4/2001
VICTOR BRANDT                                       164592                   109.68          6/4/2001
WILLIAM GREGORY                                     164597                    46.16          6/4/2001
WILLIAM MILLAN                                      164598                   313.60          6/4/2001
BRITTANY HORN                                       164610                   100.00          6/6/2001
KAREN BRAND                                         164611                   281.61          6/6/2001
LINDSAY ANNAN                                       164612                   100.00          6/6/2001
MARINA LYON                                         164613                    49.43          6/6/2001
RYAN MARSHALL                                       164614                   100.00          6/6/2001
SHAWN ERICKSON                                      164615                   100.00          6/6/2001
DONNA BRETVICK                                      164628                     7.55          6/6/2001
JAMIE SULLIVAN                                      164636                   142.88          6/6/2001
ROBERT J GRAMAGLIA                                  164654                   887.75          6/6/2001
AILEEN BOTWIN                                       164686                   100.00          6/7/2001
BLAKE ISAAC                                         164688                   100.00          6/7/2001
JOE FARKAS                                          164690                   100.00          6/7/2001
JOHN KENNY                                          164691                   200.00          6/7/2001
JOHN REILLY                                         164692                    60.38          6/7/2001
JULIE DAUGHERTY                                     164693                   100.00          6/7/2001
MICHA CARTWRIGHT                                    164694                   100.00          6/7/2001
MICHAEL ENGLISH                                     164695                    48.95          6/7/2001
RENEE WILLIAMS                                      164696                   100.00          6/7/2001
STEVEN FAIN                                         164697                   200.00          6/7/2001
AVA DANCY                                           164706                    35.49          6/8/2001
BEVERLY WHITE                                       164709                    63.00          6/8/2001
BEVERLY WOLF                                        164710                   614.42          6/8/2001
BOB HILDEBRAND                                      164711                   662.94          6/8/2001
CATHERINE E. GARCHINSKY                             164714                 2,070.00          6/8/2001
CATHY ADCOCK                                        164715                    88.04          6/8/2001
CHERYL LUTZ                                         164716                   243.60          6/8/2001
CHRISTINA SELHEIMER                                 164717                   824.92          6/8/2001
DANIEL HOROWITZ                                     164726                    11.10          6/8/2001
DARA SULTZE                                         164727                    71.71          6/8/2001
DAVID MCFARSEN                                      164728                   189.47          6/8/2001
DINO MARTIN                                         164730                   926.93          6/8/2001
DONNA ROSADO                                        164731                    24.80          6/8/2001
ERIC E. TWOHIG                                      164733                    79.60          6/8/2001
GAIL JOHNSON                                        164739                   673.98          6/8/2001
JACK GRAVES                                         164742                    54.00          6/8/2001
JAMES A TOMASZEWSKI                                 164743                   758.55          6/8/2001
JAMES MILLER                                        164744                   174.29          6/8/2001
JENNIFER FISS                                       164746                    36.95          6/8/2001
JENNIFER KESSLER                                    164747                   208.20          6/8/2001

32

JOANNE C FERNANDEZ-MCDERMOTT                        164748                    20.00          6/8/2001
JOHN HAGOPIAN                                       164749                    33.30          6/8/2001
KELLY O'DONNELL                                     164750                   258.34          6/8/2001
KIMBERLY SMITH                                      164754                    11.23          6/8/2001
LAURA INGRAHAM                                      164756                   250.00          6/8/2001
LAUREL THOMPSON                                     164757                   133.20          6/8/2001
LINDA MOSER                                         164759                    49.27          6/8/2001
LON M RIVERA                                        164760                    27.00          6/8/2001
MARIA MAZIEJKA                                      164764                   422.61          6/8/2001
MICHAEL A LEVIN                                     164766                 2,541.29          6/8/2001
PHILLIP COFIELD                                     164782                   746.03          6/8/2001
RANDY HALL                                          164789                   587.49          6/8/2001
REBEKAH SNYDER                                      164790                   259.26          6/8/2001
ROBERT WILSON                                       164792                   183.36          6/8/2001
RONALD M TEPNER                                     164793                    75.64          6/8/2001
SABRINA YANNASCOLI                                  164794                   775.20          6/8/2001
SCOTT PATE                                          164796                   260.31          6/8/2001
TANYA NEWBERRY                                      164804                   119.58          6/8/2001
WILLIAM F GALLAGHER                                 164814                   431.13          6/8/2001
ANNE HAYDEN                                         164836                   400.45         6/12/2001
BERT BALLIET                                        164839                   938.32         6/12/2001
CESAR LINARES                                       164843                   300.00         6/12/2001
DANIEL KAUFMAN                                      164847                   210.95         6/12/2001
EUGENIA DENNIS                                      164849                     9.38         6/12/2001
JOAN BOBNICK                                        164856                 1,008.36         6/12/2001
KEVIN LANNAN                                        164857                    25.00         6/12/2001
SABRINA YANNASCOLI                                  164872                   108.79         6/12/2001
SAUSNER, ALAN                                       164874                    60.00         6/12/2001
YVONNE GRANSTROM                                    164884                    50.00         6/12/2001
AGUEDA ASTORGA 519                                  164898                   100.00         6/14/2001
EDWARD J WELSH                                      164923                    74.50         6/14/2001
JULIE ESPINOZA                                      164931                    94.08         6/14/2001
REGINA KENNELLY 503                                 164950                   100.00         6/14/2001
ROBIN MULKEY 325                                    164952                   100.00         6/14/2001
SABRINA YANNASCOLI                                  164955                    53.50         6/14/2001
BRANDEN BUTCHER                                     165176                     6.15         6/15/2001
BRIAN ELLIOTT                                       165177                   378.20         6/15/2001
CHERYL LUTZ                                         165178                    72.00         6/15/2001
COREY D. NICHOL                                     165181                   105.30         6/15/2001
CORY MCDERMOTT                                      165182                   851.53         6/15/2001
DANIEL HOROWITZ                                     165183                    53.30         6/15/2001
DONNA RUSSELL                                       165185                   228.96         6/15/2001
ERIC McGARVEY                                       165190                    38.61         6/15/2001
GINA T. ALESCI                                      165191                    54.80         6/15/2001
HEIDI BALL                                          165192                    11.47         6/15/2001
JAMES JOHNSON                                       165193                   181.45         6/15/2001
JAMIE SULLIVAN                                      165194                    71.44         6/15/2001
JOHN ABNER                                          165195                    37.75         6/15/2001
JOHN REILLY                                         165196                   140.24         6/15/2001
KATHI SCOTT                                         165197                 1,097.04         6/15/2001
KEITH FALLS                                         165198                    13.77         6/15/2001
KIM SNYDER                                          165201                   459.36         6/15/2001

33

KYLE HIPPLE                                         165202                   350.27         6/15/2001
LAUREN TRIFILET                                     165203                    12.29         6/15/2001
MATTHEW ROSS                                        165205                    84.01         6/15/2001
MICHAEL LACEY                                       165207                   773.83         6/15/2001
MICHELLE BUTTEN                                     165208                   128.52         6/15/2001
NANCY NELSON                                        165209                   380.82         6/15/2001
NATHAN ZICKERT                                      165210                   101.97         6/15/2001
NORA ESSAWI                                         165213                   118.29         6/15/2001
RANDY HALL                                          165219                 1,166.81         6/15/2001
ROBERT HILDERBA                                     165221                   981.65         6/15/2001
ROBERT TURNER                                       165222                    14.25         6/15/2001
SABRINA ESCALAN                                     165223                   882.38         6/15/2001
VICTOR MONSALVE                                     165226                    64.00         6/15/2001
ANDRA GARDINER                                      165240                    35.90         6/18/2001
ANNE HAYDEN                                         165241                   160.00         6/18/2001
CHRISTINA SILEO                                     165245                   112.50         6/18/2001
CHRISTY WATSON                                      165246                 1,200.00         6/18/2001
CITY OF BATAVIA                                     165247                    60.38         6/18/2001
DAVID E YOUNG                                       165258                   675.70         6/18/2001
DAWN CHERRY                                         165259                   115.00         6/18/2001
DEBRA GATTUSO                                       165262                    55.00         6/18/2001
JAMES MILLER                                        165275                    16.23         6/18/2001
JEAN HERMSEN                                        165276                   326.31         6/18/2001
JENNIFER AINSWO                                     165277                   130.68         6/18/2001
JODI L YOUNG                                        165279                    59.01         6/18/2001
JOHN MORROW                                         165280                   549.34         6/18/2001
KEITH MINICH                                        165282                    88.41         6/18/2001
KELLY O'DONNELL                                     165283                    78.71         6/18/2001
LINDA HERNDON                                       165286                 1,189.53         6/18/2001
MICHAEL A LEVIN                                     165291                   689.27         6/18/2001
MICHEAL E. KEEN                                     165293                    62.80         6/18/2001
MONICA VAGNONI                                      165298                   105.60         6/18/2001
PHILLIP COFIELD                                     165313                   492.85         6/18/2001
ROBERT HILDERBA                                     165323                   286.76         6/18/2001
STACEY HARGER                                       165331                   841.21         6/18/2001
SUZANNE BEANEY                                      165333                    60.00         6/18/2001
TINA M BONDER                                       165341                    86.25         6/18/2001
ANGELO NEMBHARD                                     165388                   100.00         6/21/2001
DANIEL HOROWITZ                                     165393                    16.27         6/21/2001
DONNA STRAIT                                        165394                    79.74         6/21/2001
EDWARD J WELSH                                      165396                    74.50         6/21/2001
EUGENIA DENNIS                                      165398                    30.84         6/21/2001
JENNY KIM                                           165412                   190.56         6/21/2001
JOHN ABNER                                          165413                   707.40         6/21/2001
KATHI SCOTT                                         165414                 1,200.00         6/21/2001
MICHAEL A LEVIN                                     165419                   255.60         6/21/2001
REGINA GONCALVES                                    165437                 1,200.00         6/21/2001
ROBERT HILDERBAND                                   165439                   443.65         6/21/2001
ROGER SHERMAN                                       165440                   450.00         6/21/2001
SABRINA YANNASCOLI                                  165444                    42.84         6/21/2001
SUSAN K. RAMSEY                                     165447                   322.50         6/21/2001
BRAD WENTZ                                          165477                    19.80         6/22/2001

34

C DONALD DORSEY                                     165479                 2,340.35         6/22/2001
HENRY NASELLA                                       165493                   729.17         6/22/2001
JAMIE BRASINGTO                                     165497                    37.20         6/22/2001
JOE VENSKALASUS                                     165499                   800.00         6/22/2001
KYLE HIPPLE                                         165501                   192.39         6/22/2001
NICOLE CASSARIN                                     165510                   989.68         6/22/2001
SUZY MULLINEAUX                                     165535                    54.02         6/22/2001
TOMMY ALLEN                                         165538                    46.50         6/22/2001
LUZ FAVOR                                           165554                    19.34         6/25/2001
MEGAN MENDEZ                                        165555                    10.00         6/25/2001
MICAH REESE                                         165556                    29.35         6/25/2001
MONICA REILLY                                       165557                   320.00         6/25/2001
PHILIP DOMAN                                        165558                   500.00         6/25/2001
ANNE HAYDEN                                         165569                    44.00         6/26/2001
BILLY JONAS                                         165570                   337.00         6/26/2001
DANIEL HOROWITZ                                     165581                    16.26         6/26/2001
JENNIFER CORDARO                                    165596                    19.05         6/26/2001
JOANIE BARTELS                                      165597                 2,500.00         6/26/2001
JOHN ABNER                                          165598                   460.14         6/26/2001
LAURIE KOLANKO                                      165600                    26.05         6/26/2001
LONNIE SANCHEZ                                      165603                 2,000.00         6/26/2001
LORI QUIGLEY                                        165604                    29.51         6/26/2001
ROBERT HELPERT                                      165619                   492.10         6/26/2001
ROSEMARIE WERNER                                    165620                 1,291.78         6/26/2001
SABRINA YANNASCOLI                                  165621                    68.24         6/26/2001
TODD FOX                                            165630                    17.63         6/26/2001
CATHERINE E. GARCHINSKY                             165641                 2,220.00         6/28/2001
DANIEL KAUFMAN                                      165644                    93.38         6/28/2001
EDWARD J WELSH                                      165645                    74.50         6/28/2001
GINNY SOMERS                                        165650                   540.00         6/28/2001
RONALD M TEPNER                                     165660                    91.45         6/28/2001
TRICIA FENLON                                       165664                   195.85         6/28/2001
JOAN BOBNICK                                        165702                   242.92         6/29/2001
DINO MARTIN                                         165692                   827.95         6/29/2001
LAURIE KOLANKO                                      165705                    38.40         6/29/2001
SABRINA YANNASC                                     165728                   108.96         6/29/2001
VERN BICKEL                                         165744                   228.12         6/29/2001
EUGENIA DENNIS                                      165695                    23.70         6/29/2001
CORI FATACONI                                       165689                   100.00         6/29/2001
LINDA M MESSING                                     165707                   150.00         6/29/2001
ALEXIS COOPER                                       165957                    90.00          7/3/2001
APRIL HENNESSEY                                     165963                    56.21          7/3/2001
ARIANNE STEINER                                     165964                   417.45          7/3/2001
BETSY EINGORN                                       165969                    16.00          7/3/2001
CANDELLA A CARROLL                                  165970                   141.00          7/3/2001
COREY D. NICHOLS                                    165974                    72.00          7/3/2001
DAVID APFEL                                         165975                    77.20          7/3/2001
DAVID ROSENBERG                                     165977                    78.40          7/3/2001
DEBORAH GROPMAN                                     165978                    53.01          7/3/2001
ELAINE MCCLELLAND                                   165983                 1,141.79          7/3/2001
EVA CARMONA                                         165985                   112.78          7/3/2001
FELICIA S MAYO                                      165986                   120.00          7/3/2001

35

GAIL JOHNSON                                        165988                    71.34          7/3/2001
JAMES MILLER                                        165994                    83.93          7/3/2001
JENNIFER BOLTON                                     165995                    15.00          7/3/2001
JENNIFER BRUESTLE                                   165996                    39.37          7/3/2001
JILL GILLIGAN                                       165997                 2,650.63          7/3/2001
JOHN ABNER                                          165998                   532.90          7/3/2001
KATHRYN CALAHAN                                     165999                   112.20          7/3/2001
KEITH MINICH                                        166000                   860.88          7/3/2001
KIM HORNER                                          166001                    99.21          7/3/2001
KYLE HIPPLE                                         166003                   133.00          7/3/2001
LINDA MOSER                                         166004                    44.32          7/3/2001
MEAGAN MENIG                                        166010                    61.95          7/3/2001
PETER CONSALVI                                      166022                    30.80          7/3/2001
PETER O'MARA                                        166023                   872.27          7/3/2001
RITA KURKJIAN                                       166026                    21.00          7/3/2001
ROBERT OVALLE                                       166027                    66.30          7/3/2001
JESSE LAMPERT                                       166101                   100.00          7/5/2001
KEVIN LANNAN                                        166102                   146.25          7/5/2001
JEAN HERMSEN                                        164041                (1,279.88)        5/24/2001

SubTotal                                                                  80,867.89

                         UNITED STATES BANKRUPTCY COURT
                             FOR DISTRICT OF DELWARE


In re Children's Product, Inc.             Case No.     01-1747
      ------------------------
                                           Reporting Period:    Fiscal June 2001
                                           (June 3, 2001 to July 7, 2001)


                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document         Explanation

REQUIRED DOCUMENTS                                                                 Form No.             Attached          Attached
Schedule of Cash Receipts and Disbursements                                          MOR-1                   No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CON'T)           Yes               No
     Copies of bank statements                                                                               Yes               No
     Cash disbursements journals                                                                             No                No
Statement of Operations                                                              MOR-2                   Yes               No
Balance Sheet                                                                        MOR-3                   Yes               No
Status of Postpetition Taxes                                                         MOR-4                   No                No
    Copies of IRS Form 6123 or payment receipt                                                               No                No
    Copies of tax returns filed during reporting period                                                      No                No
Summary of Unpaid Postpetition Debts                                                 MOR-4                   No                No
    Listing of aged accounts payable                                                                         No                No
Accounts Receivable Reconciliation and Aging                                         MOR-5                   No                No
Debtor Questionnaire                                                                 MOR-5                   No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                           Date


---------------------------------------
Signature of Joint Debtor                                     Date


---------------------------------------
Signature of Authorized Individual*                           Date


John Reilly                                       Controller, Reorganization
-----------                                       --------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                        (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Development, Inc.                          Case No.     01-1748
      ----------------------------                                       -------
                                           Reporting Period:    Fiscal June 2001
                                                                ----------------
                                           (June 3, 2001 to July 7, 2001)
                                           ------------------------------

                            MONTHLY OPERATING REPORT
                    File with Court and submit copy to United
                States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                        Document         Explanation
REQUIRED DOCUMENTS                                                                 Form No.             Attached          Attached
Schedule of Cash Receipts and Disbursements                                          MOR-1                  No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)                MOR-1 (CON'T)          Yes               No
     Copies of bank statements                                                                              Yes               No
     Cash disbursements journals                                                                            No                No
Statement of Operations                                                              MOR-2                  Yes               No
Balance Sheet                                                                        MOR-3                  Yes               No
Status of Postpetition Taxes                                                         MOR-4                  No                No
    Copies of IRS Form 6123 or payment receipt                                                              No                No
    Copies of tax returns filed during reporting period                                                     No                No
Summary of Unpaid Postpetition Debts                                                 MOR-4                  No                No
    Listing of aged accounts payable                                                                        No                No
Accounts Receivable Reconciliation and Aging                                         MOR-5                  No                No
Debtor Questionnaire                                                                 MOR-5                  No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                              Date


---------------------------------------
Signature of Joint Debtor                                        Date


---------------------------------------
Signature of Authorized Individual*                              Date


John Reilly                                       Controller, Reorganization
-----------                                       --------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                        (9/99)

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1
              A bank reconciliation must be included for each bank
  account. The debtor's bank reconciliation may be substituted for this page.

                                             Operating                  Payroll              Tax              Other
                                       #                            #                      #             #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)              SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                        Date        Amount         Date       Amount      Date       Amount      Date      Amount




CHECKS OUTSTANDING                         Ck. #       Amount        Ch. #       Amount      Ck. #      Amount      Ck. #     Amount



OTHER



                                                              FORM MOR-1 (CON'T)
                                                              (9/99)

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                       (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                Cumulative
REVENUES                                                                               Month                  Filing to Date
Gross Revenues                                                                     $     1,130.9               $    1,638.9
Less:  Returns and Allowances
                                                                                   --------------              -------------
Net Revenue                                                                            $ 1,130.9               $    1,638.9
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                   --------------              -------------
Gross Profit                                                                       $     1,130.9               $    1,638.9
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                       1.0                          1.0
Salaries/Commissions/Fees                                                                    0.7                          0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                      0.5                          0.5
                                                                                   --------------              ---------------
Total Operating Expenses Before Depreciation                                                 2.2                          2.2
Depreciation/Depletion/Amortization
                                                                                   --------------              ---------------
Net Profit (Loss) Before Other Income & Expenses                                   $     1,128.7               $      1,636.7
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
                                                                                   --------------              ---------------
Net Profit (Loss) Before Reorganization Items                                      $     1,128.7                    $ 1,636.7
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                   --------------              ---------------
Total Reorganization Expenses
Income Taxes
                                                                                   --------------              ---------------
Net Profit (Loss)                                                                  $     1,128.7               $      1,636.7
                                                                                   ==============              ===============

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                      BOOK VALUE AT END OF                     BOOK VALUE ON
                                          ASSETS                   CURRENT REPORTING MONTH                     PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                     $ 6.5                            $ 6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                             -                                -
Accounts Receivable (Net)                                                          19,552.9                         17,914.0
Notes Receivable                                                                          -                                -
Inventories                                                                               -                                -
Prepaid Expenses                                                                          -                                -
Professional Retainers                                                                    -                                -
Other Current Assets (attach schedule)                                                    -                                -
                                                                    ------------------------               ------------------
TOTAL CURRENT ASSETS                                                             $ 19,559.4                       $ 17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                            -                                -
Machinery and Equipment                                                                   -                                -
Furniture, Fixtures and Office Equipment                                                  -                                -
Leasehold Improvements                                                                    -                                -
Vehicles                                                                                  -                                -
Less Accumulated Depreciation                                                             -                                -
                                                                    ------------------------              -------------------
TOTAL PROPERTY & EQUIPMENT                                                       $        -                       $        -
OTHER ASSETS
Loans to Insiders*                                                                        -                                -
Other Assets (attach schedule)                                                        170.0                            170.0
                                                                    ------------------------              -------------------
TOTAL OTHER ASSETS                                                               $    170.0                       $    170.0

TOTAL ASSETS                                                                     $ 19,729.4                       $ 18,090.5
                                                                    ========================              ===================

                                                                               BOOK VALUE AT END OF                 BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY                  CURRENT REPORTING MONTH                PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                               -                                  -
Taxes Payable (refer to FORM MOR-4)                                                            -                                  -
Wages Payable                                                                                  -                                  -
Notes Payable                                                                                  -                                  -
Rent / Leases - Building/Equipment                                                             -                                  -
Secured Debt / Adequate Protection Payments                                                    -                                  -
Professional Fees                                                                              -                                  -
Amounts Due to Insiders*                                                                       -                                  -
Other Postpetition Liabilities (attach schedule)                                             2.2                                  -
                                                                            ---------------------                 ------------------

TOTAL POSTPETITION LIABILITIES                                                       $       2.2                          $       -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                   -                                  -
Priority Debt                                                                                  -                                  -
Unsecured Debt                                                                                 -                                  -
                                                                            ---------------------                 ------------------

TOTAL PRE-PETITION LIABILITIES                                                       $         -                          $       -

TOTAL LIABILITIES                                                                    $       2.2                          $       -
OWNER EQUITY
Capital Stock                                                                                  -                                  -
Additional Paid-In Capital                                                                   5.0                                5.0
Partners' Capital Account                                                                      -                                  -
Owner's Equity Account                                                                         -                                  -
Retained Earnings - Pre-Petition                                                        18,085.5                           18,085.5
Retained Earnings - Postpetition                                                         1,636.7                                  -
Adjustments to Owner Equity (attach schedule)                                                  -                                  -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                           -                                  -
                                                                            ---------------------                 ------------------

NET OWNER EQUITY                                                                     $  19,727.2                          $18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                                  $ 19,729.4                         $ 18,090.5
                                                                            =====================                 ==================


                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                   (9/99)

In re Children's Development, Inc.                             Case No.  01-1748
      ----------------------------                                       -------
      Debtor                                  Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                       BALANCE SHEET - continuation sheet
                                     (000s)

                                                            BOOK VALUE AT END OF                      BOOK VALUE ON
                    ASSETS                                CURRENT REPORTING MONTH                     PETITION DATE
Other Current Assets
None


Other Assets

Patents and Trademarks                                                $   170.0                             $   170.0




                                                              ------------------                   ------------------
Total Other Assets                                                    $   170.0                             $   170.0

                                                            BOOK VALUE AT END OF                      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                               CURRENT REPORTING MONTH                    PETITION DATE
Other Postpetition Liabilities
Accrued fees                                                         $    0.5                                $      -
Other                                                                     1.7                                       -

                                                            ------------------                       -----------------
                                                                     $    2.2                                $      -
                                                            ==================                       =================

Adjustments to Owner Equity
None


Postpetition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.


                                                              FORM MOR-3 (CON'T)
                                                              (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Noodle Kidoodle d/b/a Zany Brainy, Inc.      Case No. 01-1744
      ---------------------------------------               -------
                                                   Reporting Period: May 15,
                                                                     -------
                                                   2001 to June 2, 2001
                                                   --------------------





                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                      Document         Explanation
REQUIRED DOCUMENTS                                                                Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                                MOR-1                         No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (CON'T)                 No                No
     Copies of bank statements                                                                           No                No
     Cash disbursements journals                                                                         No                No
Statement of Operations                                                    MOR-2                         No                No
Balance Sheet                                                              MOR-3                         No                No
Status of Postpetition Taxes                                               MOR-4                         No                No
    Copies of IRS Form 6123 or payment receipt                                                           No                No
    Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                       MOR-4                         No                No
    Listing of aged accounts payable                                                                     No                No
Accounts Receivable Reconciliation and Aging                               MOR-5                         No                No
Debtor Questionnaire                                                       MOR-5                         No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                  Date


---------------------------------------
Signature of Joint Debtor                            Date


---------------------------------------
Signature of Authorized Individual*                  Date


Robert A. Helpert                              Chief Financial Officer
-----------------                              -----------------------
Printed Name of Authorized Individual          Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Children's Distribution, LLC    Case No. 01-1746
      ----------------------------             -------
                                      Reporting Period: Fiscal June 2001 (June
                                                        ----------------------
                                                        3, 2001 to July 7, 2001)
                                                        ------------------------
                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                    Document         Explanation
REQUIRED DOCUMENTS                                                              Form No.            Attached          Attached
Schedule of Cash Receipts and Disbursements                              MOR-1                         No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)                 No                No
     Copies of bank statements                                                                         No                No
     Cash disbursements journals                                                                       No                No
Statement of Operations                                                  MOR-2                         Yes               No
Balance Sheet                                                            MOR-3                         Yes               No
Status of Postpetition Taxes                                             MOR-4                         No                No
    Copies of IRS Form 6123 or payment receipt                                                         No                No
    Copies of tax returns filed during reporting period                                                No                No
Summary of Unpaid Postpetition Debts                                     MOR-4                         No                No
    Listing of aged accounts payable                                                                   No                No
Accounts Receivable Reconciliation and Aging                             MOR-5                         No                No
Debtor Questionnaire                                                     MOR-5                         No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                                 Date


---------------------------------------
Signature of Joint Debtor                           Date


---------------------------------------
Signature of Authorized Individual*                 Date


Robert A. Helpert                             Chief Financial Officer
-------------------------------------         -----------------------
Printed Name of Authorized Individual         Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re Children's Distribution, LLC            Case No. 01-1746
      ----------------------------                     -------
                            Debtor            Reporting Period: Fiscal June 2001
                                                                ----------------
                                                  (June 3, 2001 to July 7, 2001)
                                                  ------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                      (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                         Cumulative
REVENUES                                                                                Month           Filing to Date
Gross Revenues                                                                            $   -                $   -
Less:  Returns and Allowances                                                                 -                    -
                                                                                    ------------          -----------
Net Revenue                                                                               $   -                $   -
COST OF GOODS SOLD
Beginning Inventory                                                                           -                    -
Add: Purchases                                                                                -                    -
Add: Cost of Labor                                                                            -                    -
Add: Other Costs (attach schedule)                                                            -                    -
Less: Ending Inventory                                                                        -                    -
Cost of Goods Sold                                                                            -                    -
                                                                                    ------------          -----------
Gross Profit                                                                              $   -                $   -
OPERATING EXPENSES
Advertising                                                                                   -                    -
Auto and Truck Expense                                                                        -                    -
Bad Debts                                                                                     -                    -
Contributions                                                                                 -                    -
Employee Benefits Programs                                                                    -                    -
Insider Compensation*                                                                         -                    -
Insurance                                                                                     -                    -
Management Fees/Bonuses                                                                       -                    -
Office Expense                                                                                -                    -
Pension & Profit-Sharing Plans                                                                -                    -
Repairs and Maintenance                                                                       -                    -
Rent and Lease Expense                                                                        -                    -
Salaries/Commissions/Fees                                                                     -                    -
Supplies                                                                                      -                    -
Taxes - Payroll                                                                               -                    -
Taxes - Real Estate                                                                           -                    -
Taxes - Other                                                                                 -                    -
Travel and Entertainment                                                                      -                    -
Utilities                                                                                     -                    -
Other (attach schedule)                                                                       -                    -
                                                                                    ------------          -----------
Total Operating Expenses Before Depreciation                                                  -                    -
Depreciation/Depletion/Amortization                                                        (4.1)               (10.5)
                                                                                    ------------          -----------
Net Profit (Loss) Before Other Income & Expenses                                         $ (4.1)             $ (10.5)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                -                    -
Interest Expense                                                                              -                    -
Other Expense (attach schedule)                                                               -                    -
                                                                                    ------------          -----------
Net Profit (Loss) Before Reorganization Items                                            $ (4.1)             $ (10.5)
REORGANIZATION ITEMS
Professional Fees                                                                             -                    -
U. S. Trustee Quarterly Fees                                                                  -                    -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                  -                    -
Gain (Loss) from Sale of Equipment                                                            -                    -
Other Reorganization Expenses (attach schedule)                                               -                    -
                                                                                    ------------          -----------
Total Reorganization Expenses                                                                 -                    -
Income Taxes                                                                                  -                    -
                                                                                    ------------          -----------
Net Profit (Loss)                                                                        $ (4.1)             $ (10.5)
                                                                                    ============          ===========

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Children's Distribution, LLC            Case No. 01-1746
      ----------------------------                     -------
                            Debtor            Reporting Period: Fiscal June 2001
                                                                ----------------
                                              (June 3, 2001 to July 7, 2001)
                                              ------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                       BOOK VALUE AT END OF             BOOK VALUE ON
                     ASSETS                                          CURRENT REPORTING MONTH            PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                             $      -                     $      -
Restricted Cash and Cash Equivalents (see continuation sheet)                        -                            -
Accounts Receivable (Net)                                                            -                            -
Notes Receivable                                                                     -                            -
Inventories                                                                          -                            -
Prepaid Expenses                                                                     -                            -
Professional Retainers                                                               -                            -
Other Current Assets (attach schedule)                                               -                            -
                                                                            -----------                   ----------
TOTAL CURRENT ASSETS                                                          $      -                     $      -
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                       -                            -
Machinery and Equipment                                                          394.1                        394.1
Furniture, Fixtures and Office Equipment                                         833.3                        833.3
Leasehold Improvements                                                               -                            -
Vehicles                                                                             -                            -
Less Accumulated Depreciation                                                   (877.0)                      (866.5)
                                                                            -----------                   ----------
TOTAL PROPERTY & EQUIPMENT                                                    $  350.4                     $  360.9
OTHER ASSETS
Loans to Insiders*                                                                   -                            -
Other Assets (attach schedule)                                                       -                            -
                                                                            -----------                   ----------
TOTAL OTHER ASSETS                                                             $     -                      $     -

TOTAL ASSETS                                                                   $ 350.4                      $ 360.9
                                                                            ===========                   ==========

                                                                       BOOK VALUE AT END OF            BOOK VALUE AT END OF
                  LIABILITIES AND OWNER EQUITY                       CURRENT REPORTING MONTH         CURRENT REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                     -                            -
Taxes Payable (refer to FORM MOR-4)                                                  -                            -
Wages Payable                                                                        -                            -
Notes Payable                                                                        -                            -
Rent / Leases - Building/Equipment                                                   -                            -
Secured Debt / Adequate Protection Payments                                          -                            -
Professional Fees                                                                    -                            -
Amounts Due to Insiders*                                                             -                            -
Other Postpetition Liabilities (attach schedule)                                     -                            -
                                                                            -----------                  -----------
TOTAL POSTPETITION LIABILITIES                                                  $    -                       $    -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                         -                            -
Priority Debt                                                                        -                            -
Unsecured Debt                                                                       -                            -
                                                                            -----------                  -----------
TOTAL PRE-PETITION LIABILITIES                                                  $    -                       $    -

TOTAL LIABILITIES                                                               $    -                       $    -
OWNER EQUITY
Capital Stock                                                                        -                            -
Additional Paid-In Capital                                                           -                            -
Partners' Capital Account                                                            -                            -
Owner's Equity Account                                                               -                            -
Retained Earnings - Pre-Petition                                                 360.9                        360.9
Retained Earnings - Postpetition                                                 (10.5)                           -
Adjustments to Owner Equity (attach schedule)                                        -                            -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                 -                            -
                                                                            -----------                  -----------
NET OWNER EQUITY                                                               $ 350.4                      $ 360.9

TOTAL LIABILITIES AND OWNERS' EQUITY                                           $ 350.4                      $ 360.9
                                                                            ===========                  ===========

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                       (9/99)

                         UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy Direct LLC     Case No.     01-1745
      ----------------------                  -------
                                 Reporting Period:
                                 Fiscal June 2001 (June 3, 2001 to July 7, 2001)
                                 -----------------------------------------------

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                       Document      Explanation
REQUIRED DOCUMENTS                                                             Form No.                Attached       Attached
Schedule of Cash Receipts and Disbursements                                      MOR-1                    No             No
     Bank Reconciliation (or copies of debtor's bank reconciliations)            MOR-1 (CON'T)            Yes            No
     Copies of bank statements                                                                            Yes            No
     Cash disbursements journals                                                                          No             No
Statement of Operations                                                          MOR-2                    No             No
Balance Sheet                                                                    MOR-3                    No             No
Status of Postpetition Taxes                                                     MOR-4                    No             No
    Copies of IRS Form 6123 or payment receipt                                                            No             No
    Copies of tax returns filed during reporting period                                                   No             No
Summary of Unpaid Postpetition Debts                                             MOR-4                    No             No
    Listing of aged accounts payable                                                                      No             No
Accounts Receivable Reconciliation and Aging                                     MOR-5                    No             No
Debtor Questionnaire                                                             MOR-5                    No             No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                     Date


_______________________________________
Signature of Joint Debtor                               Date


_______________________________________
Signature of Authorized Individual*                     Date


Robert A. Helpert                                 Chief Financial Officer
-----------------                                 -----------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re  Zany Brainy Direct LLC          Case No. 01-1745
       ----------------------                   -------
                       Debtor          Reporting Period:  Fiscal Month June 2001
                                                          ----------------------
                                                  (June 3, 2001 to July 7, 2001)
                                                  ------------------------------

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                Operating               Payroll                   Tax                   Other
                                        #                        #                      #                      #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                   SEE RECONCILIATION ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                          Date       Amount       Date       Amount       Date       Amount      Date      Amount



CHECKS OUTSTANDING                           Ck. #      Amount       Ch. #      Amount       Ck. #      Amount      Ck. #     Amount





OTHER

                                                              FORM MOR-1 (CON'T)
                                                                          (9/99)